Exhibit 10.2

U.S. GOLD CORPORATION

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GMP SECURITIES L.P.

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EQUITY TRANSFER SERVICES INC.

SUBSCRIPTION RECEIPT INDENTURE

Providing for the Issue of
Subscription Receipts

Dated as of February 22, 2006

Fraser Milner Casgrain LLP

TABLE OF CONTENTS

ARTICLE ONE
INTERPRETATION

SUBSCRIPTION RECEIPT INDENTURE

THIS INDENTURE dated as of the 22nd day of February, 2006.

BETWEEN:

U.S. GOLD CORPORATION., a corporation duly organized and existing under the laws of the State of Colorado

(hereinafter called the “Corporation”)

OF THE FIRST PART

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GMP SECURITIES L.P., a partnership
existing under the laws of the Province of Ontario

(hereinafter called the “Agent”)

OF THE SECOND PART

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EQUITY TRANSFER SERVICES INC., a corporation existing
under the Canada Business Corporations Act

(hereinafter called the “Subscription Receipt Agent”)

OF THE THIRD PART

WHEREAS the Corporation proposes to create and issue Subscription Receipts (as hereinafter defined) to be constituted and issued as herein provided;

AND WHEREAS the Corporation is authorized to create and issue the Subscription Receipts as herein provided and to complete the transactions contemplated herein;

AND WHEREAS all things necessary have been done and performed to make the Subscription Receipt Certificates (as hereinafter defined), when certified by the Subscription Receipt Agent and issued and delivered as herein provided, legal, valid and binding obligations of the Corporation with the benefits of and subject to the terms of this Indenture;

AND WHEREAS the foregoing recitals are made as representations by the Corporation and not by the Subscription Receipt Agent;

AND WHEREAS the Subscription Receipt Agent has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Subscription Receipts issued pursuant to this Indenture;

NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given, the receipt and sufficiency of which are hereby acknowledged, by each of the Corporation, the Agent and the Subscription Receipt Agent, the Corporation hereby appoints the Subscription Receipt Agent as agent for the Subscription Receiptholders (as hereinafter defined), to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Subscription Receipts issued pursuant to this Indenture, and the Corporation, the Agent and the Subscription Receipt Agent hereby covenant, agree and declare as follows:

ARTICLE ONE
INTERPRETATION

Section 1.01                            Definitions

In this Indenture and in the Subscription Receipt Certificates, unless there is something in the subject matter or context inconsistent therewith:

(a)                                  “Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D;

(b)                                 “Adjustment Period” means the period commencing on the date hereof and ending at the Time of Expiry;

(c)                                  “Agent” means GMP Securities L.P. and Griffiths McBurney Corp. collectively;

(d)                                 “Agent’s Compensation Option” means the agent’s Compensation Option issued to the Agent on the date hereof entitling the Agent, without payment of any consideration, to be issued the Agent’s Warrant at the Time of Expiry;

(e)                                  “Agent’s Warrants” means the agents warrants issuable to the Agent upon the conversion of the Agent’s Compensation Option which will entitle the Agent to acquire up to 1,002,000 units of the Corporation, at a price of $4.50 per unit, with each unit consisting of one Common Share and one Warrant;

(f)                                    “Applicable Legislation” means such provisions of any statute of Canada or of a province thereof, and of regulations under any such statute, relating to trust indentures or to the rights, duties and obligations of corporations and of trustees under trust indentures, as are from time to time in force and applicable to this Indenture;

(g)                                 “Business Day” means any day that is not a Saturday, Sunday or statutory holiday in Toronto, Ontario or Denver, Colorado, or a day when the principal office of the Subscription Receipt Agent in such city is not generally open to the public for the transaction of business;

(h)                                 “Common Shares” means the shares of common stock, no par value, of the Corporation as constituted on the date hereof, provided that, in the event of any adjustment pursuant to section 4.06 hereof, Common Shares shall thereafter mean  or include, as the case may be, the shares, other securities or property resulting from such adjustment;

(i)                                     “Conversion Date” means the day on which the Subscription Receipt Agent is required to convert each Subscription Receipt pursuant to subsection 4.01(a) hereof;

(j)                                     “Corporation” means U.S. Gold Corporation, the party of the first part hereunder, and includes any successor corporation to or of the Corporation which shall have complied with the provisions of section 9.02 hereof;

(k)                                  “Corporation’s auditors” means Stark, Winter, Schenkein & Co. LLP or such other firm of chartered accountants appointed as the auditor of the Corporation;

(l)                                     “counsel” means a barrister or solicitor or an attorney-at-law or a firm of barristers and solicitors or attorneys-at-law, who may be counsel for the Corporation, acceptable to the Subscription Receipt Agent, acting reasonably;

(m)                               “Current Market Price” of a Common Share at any date means the price per share equal to the volume weighted average price at which the Common Shares have traded on the Stock Exchange for any 20 consecutive Trading Days selected by the Corporation ending not more than five Trading Days before such date, or, if the Common Shares are not listed on the Stock Exchange, on any other stock exchange on which the Common Shares are then listed as may be selected by the directors, or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market, with the weighted average price per Common Share being determined by dividing the aggregate sale price of all Common Shares sold on such stock exchange or market, as the case may be, during the such 20 consecutive Trading Day period by the aggregate number of Common Shares so sold or, if not traded on any recognized market or exchange, as determined by the directors, acting reasonably;

(n)                                 “director” means a director of the Corporation for the time being, and reference without more to an action by the directors means an action by the directors of the Corporation as a board or, to the extent empowered, by a committee of the board, in each case by resolution duly passed;

(o)                                 “Dividends Paid in the Ordinary Course” means dividends paid or declared payable in any financial year of the Corporation, to the extent that cash dividends do not exceed 5% of the Exercise Price and for such purpose the amount of any dividend paid in shares shall be the aggregate stated capital of such shares, and the amount of any dividend paid in other than cash or shares shall be the fair market value of such dividend as determined by resolution passed by the board of directors of the Corporation subject, if applicable, to the prior consent of any stock exchange or any over-the counter market in which the Common Shares are traded;

(p)                                 “Effective Date” means the date of this Indenture or, for any Subscription Receipt issued after the date hereof, the date of issue of such Subscription Receipt;

(q)                                 “Escrowed Funds” means the Escrowed Proceeds plus any interest earned thereon;

(r)                                    “Escrowed Proceeds” means the 50% of the Proceeds to be placed into escrow with the Subscription Receipt Agent on the Effective Date;

(s)                                  “Expiry Date” means the earliest of:

(i)                                     the date which is the third Business Day following the Qualification Date; and

(ii)                                  the Final Qualification Deadline;

(t)                                    “Extraordinary Resolution” has the meaning attributed thereto in sections 8.12 and 8.15 hereof;

(u)                                 “Final Prospectus” means the (final) prospectus of the Corporation which qualifies the distribution of the Underlying Securities in the Qualifying Jurisdictions and includes any amendments or supplements thereto;

(v)                                 “Final Qualification Deadline” means 5:00 p.m. (Mountain time) on the first Business Day which is not less than 18 months after the date hereof;

(w)                               “Initial Qualification Deadline” means 5:00 p.m. (Mountain time) on the first Business Day which is not less than 12 months after the date hereof;

(x)                                   “MRRS” means the mutual reliance review system established under National Policy 43-201;

(y)                                 “National Policy 43-201” means National Policy 43-201 – Mutual Reliance Review System for Prospectuses and Annual Information Forms;

(z)                                   “Penalty Deadline” means 5:00 p.m. (Mountain time) on the date which is not less than 183 days after the date hereof;

(aa)                            “Permitted Investments” means short term investment grade debt obligations as agreed to by the Corporation and the Agent;

(bb)                          “Person” includes an individual, corporation, partnership, trustee, unincorporated organization or any other entity whatsoever, and words importing persons have a similar extended meaning;

(cc)                            “Proceeds” means the gross proceeds received by the Corporation in connection with the sale of the Subscription Receipts;

(dd)                          “Qualification Date” means the date on which the Release Conditions are satisfied or waived by the Agent;

(ee)                            “Qualified U.S. Entity” means any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if any individual) resident in the United States; any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if (i) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law; and any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) if a U.S. person;

(ff)                                “Qualifying Jurisdictions” means the provinces of Canada where purchasers of Subscription Receipts are located and any other jurisdiction in Canada in which the Corporation is required to file the Final Prospectus pursuant to an agreement between the Corporation and the Agent, or otherwise;

(gg)                          “Registration Statement” means the resale registration statement of the Corporation to be filed with the SEC in order to register the resale of, inter alia, the Common Shares, Warrants and to register the Common Shares underlying the Warrants;

(hh)                          “Regulation D” means Regulation D under the U.S. Securities Act;

(ii)                                  “Regulation S” means Regulation S under the U.S. Securities Act;

(jj)                                  “Release Conditions” means the conditions to be satisfied prior to automatic conversion of the Subscription Receipts, which shall be satisfied upon the latest to occur of the following: (i) the third Business Day after the date on which the Ontario Securities Commission, as the principal regulator under National Policy 43-201 and the MRRS, issues a decision document evidencing that each of the Securities Commissions has issued a receipt for the Final Prospectus; (ii) the completion and filing via SEDAR of a current technical report regarding the Tonkin Springs gold project that complies with National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators; (iii) the Common Shares being listed for trading on the Toronto Stock Exchange; (iv) the effectiveness of the Registration Statement; and (v) the delivery of a 10b-5 opinion, addressed to the Agent in a form satisfactory to the Agent, acting reasonably, provided by United States counsel to the Corporation in respect of the Registration Statement;

(kk)                            “Release Date” means the date on which the Subscription Receipt Agent receives the Release Notice from the Corporation and the Agent;

(ll)                                  “Release Notice” means a written notice advising the Subscription Receipt Agent that the Release Conditions have been satisfied or waived by the Agent in the form set out in schedule B attached hereto and executed by each of the Corporation and the Agent;

(mm)                      “Release Time” means the time the Subscription Receipt Agent receives the Release Notice from the Corporation and the Agent;

(nn)                          “SEC” means the Securities and Exchange Commission in the United States;

(oo)                          “Securities Commissions” means, collectively, the securities regulatory authorities of the jurisdictions of Canada in which Subscription Receiptholders reside;

(pp)                          “Share Rate” means the number of Common Shares which are issuable upon the conversion of each Subscription Receipt in accordance with section 2.02 hereof, subject to adjustment in accordance with section 4.06 hereof;

(qq)                          “Stock Exchange” means the Toronto Stock Exchange;

(rr)                                “Subscription Receipts” means the subscription receipts created and issued pursuant to subsections 2.01(a) and 2.01(b) hereof and authorized for issue hereunder and represented by Subscription Receipt Certificates issued and certified in accordance with the provisions hereof and that have not at the particular time expired, been purchased by the Corporation or converted;

(ss)                            “Subscription Receipt Agent” means Equity Transfer Services Inc., the party of the third part hereunder, including its successors and assigns;

(tt)                                “Subscription Receipt Certificate” means a certificate representing one or more Subscription Receipts substantially in the form of the certificate attached hereto as schedule A;

(uu)                          “Subscription Receiptholders” or “holders” means the persons for the time being entered in a register of holders described in section 3.01 hereof as holders of Subscription Receipts;

(vv)                          “Subscription Receiptholders’ Request” means an instrument, signed in one or more counterparts by Subscription Receiptholders who hold in the aggregate not less than 10% of the total number of Subscription Receipts then outstanding, requesting the Subscription Receipt Agent to take some action or proceeding specified therein;

(ww)                      “Subsidiary of the Corporation” means any corporation or other corporate entity of which Voting Shares carrying more than 50% of the votes attached to all outstanding Voting Shares of such corporation are owned, directly or indirectly, other than by way of security only, by one or more of the Corporation and any Subsidiary of the Corporation, regardless of whether the Corporation or such Subsidiary of the Corporation is not contractually or otherwise prohibited or restricted from exercising sufficient of the voting rights attached to such Voting Shares to elect at least a majority of the directors of such corporation;

(xx)                              “this Subscription Receipt Indenture”, “this Indenture”, “hereto”, “hereunder”, “hereof’, “herein”, “hereby” and similar expressions mean or refer to this Subscription Receipt Indenture and any indenture, deed or instrument supplemental or ancillary hereto, and the expressions “article”, “section”, “subsection”, “paragraph”, “subparagraph”, “clause” and “subclause” followed by a number mean the specified article, section, subsection, paragraph, subparagraph, clause or subclause of this Indenture;

(yy)                          “Time of Expiry” means 5:00 p.m. (Mountain time) on the Expiry Date;

(zz)                              “Trading Day”, with respect to any stock exchange or over-the-counter market, means a day on which shares may be traded through the facilities of such stock exchange or in such over-the-counter market and otherwise means a day on which shares may be traded through the facilities of the principal stock exchange on which the Common Shares are then listed (or, if the Common Shares are not then listed on any stock exchange, then in the over-the-counter market);

(aaa)                      “Underlying Securities” means the Common Shares and the Warrants issuable pursuant to the Subscription Receipts;

(bbb)                   “United States” means the United States, as that term is defined in Rule 902(1) of Regulation S;

(ccc)                      “U.S. Person” means a U.S. person, as that term is defined in Rule 902(n) Regulation S;

(ddd)                   “U.S. Purchaser” means (i) a person in the United States, or (ii) a U.S. Person or person purchasing on behalf, or for the benefit or account, of any U.S. Person or person in the United States;

(eee)                      “U.S. Prospectus” means a prospectus meeting the requirements of Section 10(a) of the U.S. Securities Act, which will form part of the Registration Statement;

(fff)                            “U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(ggg)                   “Voting Shares” of any corporation means shares of one or more classes or series of a class of shares of such corporation carrying voting rights under all circumstances (and not by reason of the happening of a contingency) sufficient if exercised to elect all of the directors of such corporation, irrespective of whether or not shares of any other class or classes shall have or may have the right to vote for directors by reason of the happening of any contingency;

(hhh)                   “Warrant Indenture” means the warrant indenture to be entered into between the Corporation and Equity Transfer Services Inc. governing the Warrants and dated as of the date hereof;

(iii)                               “Warrant Shares” means the Common Shares issuable upon the exercise of the Warrants;

(jjj)                               “Warrants” means the Common Share purchase warrants of the Corporation issuable under the Warrant Indenture upon the conversion of the Subscription Receipts and any exercise of the Agent’s Warrants, and, as of the date hereof, each whole Warrant entitling the holder thereof to acquire one Warrant Share at any time from the date of issue of the Warrants until 5:00 p.m. (Mountain time) on the date which is five years after the date hereof at an exercise price of $10.00, subject to adjustment in accordance with the provisions of the Warrant Indenture; and

(kkk)                      “Written Order of the Corporation”, “Written Request of the Corporation”, “Written Consent of the Corporation”, “Written Direction of the Corporation” and “Certificate of the Corporation” mean a written order, request, consent, direction and certificate, respectively, signed in the name of the Corporation by any director or officer of the Corporation or by any other individual to whom such signing authority is delegated by the directors from time to time, and may consist of one or more instruments so executed respectively.

Section 1.02                            Words Importing the Singular

Words importing the singular include the plural and vice versa and words importing a particular gender or neuter include both genders and neuter.

Section 1.03                            Interpretation Not Affected by Headings, Etc.

The division of this Indenture into articles, sections, subsections, paragraphs, subparagraphs, clauses and subclauses, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

Section 1.04                            Day Not a Business Day

If the day on or before which any action which would otherwise be required to be taken hereunder is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

Section 1.05                            Time of the Essence

Time will be of the essence in all respects in this Indenture and the Subscription Receipt Certificates.

Section 1.06                            Currency

Except as otherwise stated, all dollar amounts herein and in the Subscription Receipt Certificates are expressed in United States dollars.

Section 1.07                            Applicable Law

This Indenture and the Subscription Receipt Certificates will be construed and enforced in accordance with the laws prevailing in the Province of Ontario and the federal laws of Canada applicable therein and will be treated in all respects as Ontario contracts.

ARTICLE TWO
THE SUBSCRIPTION RECEIPTS

Section 2.01                            Creation and Issue of Subscription Receipts

(a)                                  Creation of Subscription Receipts:  16,700,000 Subscription Receipts entitling the holders thereof to be issued, subject to adjustment in accordance with the provisions of this Indenture, an aggregate of no more than 16,700,000 Common Shares and 8,350,000 Warrants together with such additional indeterminate number of Common Shares as may be required to be issued pursuant to any adjustment required to be made by the provisions of section 4.06 hereof on the terms and subject to the conditions herein provided, are hereby created and authorized for issue at a price of $4.50 for each Subscription Receipt.

(b)                                 Certification of Subscription Receipts:  Upon the issue of the Subscription Receipts and upon receipt of the issue price therefor, Subscription Receipt Certificates shall be executed by the Corporation and delivered to the Subscription Receipt Agent, certified by the Subscription Receipt Agent upon the Written Order of the Corporation and delivered by the Subscription Receipt Agent to the Corporation or to the order of the Corporation pursuant to a Written Direction of the Corporation, without any further act of or formality on the part of the Corporation and without the Subscription Receipt Agent receiving any consideration therefor.

Section 2.02                            Terms of Subscription Receipts

(a)                                  Conversion Terms:  Each Subscription Receipt issued hereunder will entitle the holder thereof, upon the conversion thereof in accordance with the provisions of Article Four hereof, and without payment of any additional consideration, to be issued:

(i)                                     one Common Share and one-half of one Warrant; or

(ii)                                  if the Release Conditions have not been satisfied prior to the Penalty Deadline, 1.1 Common Shares (in lieu of one Common Share) and 0.55 Warrants (in lieu of one-half of one Warrant).

(b)                                 Adjustment:  In addition to the adjustment to the number of Common Shares and Warrants which shall be issued upon the conversion of the Subscription Receipts contemplated by clause 2.02(a)(ii) hereof (for purposes of this section 2.02(a)(ii), “Section 2.02 Adjustments”), the number of Common Shares issued upon the conversion of the Subscription Receipts in accordance with the provisions hereof will be adjusted in accordance with section 4.06 hereof and the Warrants issued upon the conversion of the Subscription Receipts will be adjusted in accordance with subsection 4.06(k) hereof (for purposes of this section 2.02(a)(ii), collectively, the “Section 4.06 Adjustments”), on the following basis:

(i)                                     for any and all events giving rise to the Section 4.06 Adjustments which occur prior to the event giving rise to the Section 2.02 Adjustments, the Section 4.06 Adjustments shall be made before giving effect to the Section 2.02 Adjustments; and

(ii)                                  for any and all events giving rise to the Section 4.06 Adjustments which occur after the event giving rise to the Section 2.02 Adjustments, the Section 4.06 Adjustments shall be made after giving effect to the Section 2.02 Adjustments.

(c)                                  Purchase by Corporation:  The Corporation may from time to time purchase Subscription Receipts by private agreement or otherwise, any such purchase may be made in such manner, from such persons, at such prices and on such terms as the Corporation in its sole discretion may determine. Subscription Receipt Certificates representing Subscription Receipts purchased by the Corporation pursuant to this subsection 2.02(c) shall be surrendered to the Subscription Receipt Agent for cancellation and shall be accompanied by a Written Direction of the Corporation to cancel the Subscription Receipts represented thereby.

(d)                                 Cancellation:  In the event that the Release Notice is not delivered to the Subscription Receipt Agent prior to the Initial Qualification Deadline, 50% of the Subscription Receipts held by each Subscription Receipt Holder shall, without any action on the part of the holders thereof (including the surrender of Subscription Receipt Certificates), be cancelled by the Subscription Receipt Agent and holders of Subscription Receipt Certificates shall thereafter have no rights thereunder, except to receive, and the Subscription Receipt Agent shall pay to such holders from the Escrowed Proceeds, an amount equal to $4.50 per Subscription Receipt so cancelled, together with any interest accrued thereon (less any withholding tax required to be withheld in respect thereof). The amount of $4.50 per Subscription Receipt, together with any interest accrued thereon (less any withholding tax required to be withheld in respect thereof), shall be returned to each holder of a Subscription Receipt by the Subscription Receipt Agent in accordance with subsection 6.03(b) hereof and the Corporation shall have no further obligations with respect to any Subscription Receipts cancelled pursuant to this section 2.02(d).

Section 2.03                            Form of Subscription Receipt Certificates

(a)                                  Form:  The Subscription Receipt Certificates (including the certificate of the Subscription Receipt Agent endorsed thereon) will be substantially in the form of the certificate attached hereto as Schedule A, will be dated as of the date hereof (regardless of the actual dates of their issue), will bear such distinguishing letters and numbers as the Corporation, with the approval of the Subscription Receipt Agent, may prescribe and such legends as permitted under this Indenture and will be issuable in any whole number denomination.

(b)                                 Production:  The Subscription Receipt Certificates may be engraved, lithographed or printed (the expression “printed” including for purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Corporation may determine.

(c)                                  Legends:  Certificates representing Subscription Receipts, as well as all certificates issued in exchange for or in substitution of such certificates representing Subscription Receipts, shall bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) FEBRUARY 22, 2006, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”;

and

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO U.S. GOLD CORPORATION (“U.S. GOLD”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO U.S. GOLD AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO U.S. GOLD. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

Section 2.04                            Signing of Subscription Receipt Certificates

(a)                                  Signing Officers:  The Subscription Receipt Certificates shall be signed by any one officer of the Corporation or any one director or by any other individual to whom such signing authority is delegated by the directors from time to time.

(b)                                 Signatures:  The signature of any officer of the Corporation or director or any individual referred to in subsection 2.04(a) hereof may be a manual signature, engraved, lithographed or printed in facsimile and Subscription Receipt Certificates bearing such facsimile signature will, subject to section 2.05 hereof, be binding on the Corporation as if they had been manually signed by such officer of the Corporation or director or individual.

(c)                                  No Longer Officer:  Notwithstanding that any individual whose manual or facsimile signature appears on a Subscription Receipt Certificate as one of the officers of the Corporation or directors referred to in subsection 2.04(a) hereof no longer holds the same or any other office with, or is no longer a director of, the Corporation at the date of issue of any Subscription Receipt Certificate or at the date of certification or delivery thereof, such Subscription Receipt Certificate will, subject to section 2.05 hereof, be valid and binding on the Corporation.

Section 2.05                            Certification by Subscription Receipt Agent

(a)                                  Certification:  No Subscription Receipt Certificate will be issued or, if issued, will be valid or entitle the holder to the benefits hereof until it has been certified by manual signature by or on behalf of the Subscription Receipt Agent substantially in the form of the certificate attached hereto as Schedule A or in such other form as may be approved by the Subscription Receipt Agent. The certification by the Subscription Receipt Agent on a Subscription Receipt Certificate will be conclusive evidence as against the Corporation that such Subscription Receipt Certificate has been issued hereunder and that the holder thereof is entitled to the benefits hereof.

(b)                                 Certification No Representation:  The certification by the Subscription Receipt Agent on any Subscription Receipt Certificate issued hereunder will not be construed as a representation or warranty by the Subscription Receipt Agent as to the validity of this Indenture or such Subscription Receipt Certificate (except the due certification thereof) or as to the performance by the Corporation of the obligations thereof under this Indenture, and the Subscription Receipt Agent shall in no respect be liable or answerable for the use made of any Subscription Receipt Certificate or of the consideration therefor, except as otherwise specified herein.

Section 2.06                            Subscription Receipts to Rank Pari Passu

All Subscription Receipts will rank pari passu, whatever may be the actual dates of issue of the Subscription Receipt Certificates by which they are represented.

Section 2.07                            Issue in Substitution for Lost Certificates, Etc.

(a)                                  Substitution:  If any Subscription Receipt Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law and to subsection 2.07(b) hereof, will issue, and thereupon the Subscription Receipt Agent will certify and deliver, a new Subscription Receipt Certificate of like denomination and tenor and bearing the applicable legends as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of such mutilated certificate or in lieu of and in substitution for such lost, destroyed or stolen certificate.

(b)                                 Cost of Substitution:  The applicant for the issue of a new Subscription Receipt Certificate pursuant to this section 2.07 shall bear the reasonable cost of the issue thereof and, in the case of loss, destruction or theft, shall as a condition precedent to the issue thereof:

(i)                                     furnish to the Corporation and to the Subscription Receipt Agent such evidence of ownership and of the loss, destruction or theft of the Subscription Receipt Certificate to be replaced as is satisfactory to the Corporation and to the Subscription Receipt Agent in their discretion, acting reasonably;

(ii)                                  if so requested, furnish an indemnity in amount and form satisfactory to the Corporation and to the Subscription Receipt Agent in their discretion, acting reasonably; and

(iii)                               pay the reasonable charges of the Corporation and the Subscription Receipt Agent in connection therewith.

Section 2.08                            Cancellation of Surrendered Subscription Receipts

All Subscription Receipt Certificates surrendered to the Subscription Receipt Agent in accordance with the provisions of this Indenture will be cancelled by the Subscription Receipt Agent and, if requested in writing by the Corporation, the Subscription Receipt Agent will furnish the Corporation with a cancellation certificate identifying each Subscription Receipt Certificate so cancelled, the number of

Subscription Receipts represented thereby and the number of Common Shares and Warrants, if any, issued pursuant to such Subscription Receipts.

Section 2.09                            Subscription Receiptholder not a Shareholder

Nothing in this Indenture or in the holding of a Subscription Receipt represented by a Subscription Receipt Certificate, or otherwise, shall be construed as conferring on any Subscription Receiptholder any right or interest whatsoever as a shareholder of the Corporation, including but not limited to any right to vote at, to receive notice of, or to attend, any meeting of shareholders or any right to receive any Dividend Paid in the Ordinary Course.

ARTICLE THREE
REGISTRATION, TRANSFER AND OWNERSHIP OF SUBSCRIPTION RECEIPTS
AND EXCHANGE OF SUBSCRIPTION RECEIPT CERTIFICATES

Section 3.01                            Registration and Transfer of Subscription Receipts

(a)                                  Register:  The Corporation will cause to be kept by the Subscription Receipt Agent at the principal office in Toronto, Ontario of the Subscription Receipt Agent:

(i)                                     a register of holders in which shall be entered the names and addresses of the holders of Subscription Receipts and particulars of the Subscription Receipts held by them; and

(ii)                                  a register of transfers in which all transfers of Subscription Receipts and the date and other particulars of each transfer shall be entered.

(b)                                 Transfer:  No transfer of any Subscription Receipt will be valid unless entered on the register of transfers referred to in subsection 3.01(a) hereof, or on any branch register maintained pursuant to subsection 3.01(g) hereof, upon surrender to the Subscription Receipt Agent of the Subscription Receipt Certificate representing such Subscription Receipt, with a properly completed transfer form in substantially the form attached to the Subscription Receipt Certificate executed by the registered holder or the executors, administrators or other legal representatives thereof or the attorney thereof duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Subscription Receipt Agent, and, upon compliance with such requirements and such other reasonable requirements as the Subscription Receipt Agent may prescribe, such transfer will be duly noted on one of such registers by the Subscription Receipt Agent.

(c)                                  Register of Transfers:  The transferee of any Subscription Receipt will, after surrender to the Subscription Receipt Agent of the Subscription Receipt Certificate representing such Subscription Receipt as required by subsection 3.01(b) hereof and upon compliance with all other conditions in respect thereof required by this Indenture or by law, be entitled to be entered on the register of holders referred to in subsection 3.01(a) hereof, or on any branch register of holders maintained pursuant to subsection 3.01(g) hereof, as the owner of such Subscription Receipt free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such

Subscription Receipt, except in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

(d)                                 Refusal of Registration:  The Corporation shall be entitled, and may direct the Subscription Receipt Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Subscription Receipt on the registers referred to in subsection 3.01(a) hereof or on any branch register maintained pursuant to subsection 3.01(g) hereof if such transfer would constitute a violation of the securities laws of any jurisdiction or the instruments, rules, regulations or policies of any regulatory authority (including the Toronto Stock Exchange) having jurisdiction. In particular, prior to the Registration Statement becoming effective, none of the Common Shares and Warrants issuable on the exchange of the Subscription Receipts have been registered under the 1933 Act and such securities may not be offered or sold to a U.S. Person (except a Qualified U.S. Entity), a Person in the United States or a Person for the account or benefit of a U.S. Person (except a Qualified U.S. Entity), absent an exemption from the registration provisions of the 1933 Act.

(e)                                  No Notice of Trusts:  Subject to applicable law, neither the Corporation nor the Subscription Receipt Agent will be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Subscription Receipt, and may transfer any Subscription Receipt on the direction of the person registered as the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(f)                                    Inspection:  The registers referred to in subsection 3.01(a) hereof, and any branch register maintained pursuant to subsection 3.01(g) hereof, will at all reasonable times be open for inspection by the Corporation and any Subscription Receiptholder. The Subscription Receipt Agent will from time to time when requested to do so in writing by the Corporation or any Subscription Receiptholder (upon payment of the reasonable charges of the Subscription Receipt Agent) furnish the Corporation or such Subscription Receiptholder with a list of the names and addresses of holders of Subscription Receipts entered on such registers and showing the number of Subscription Receipts held by each such holder.

(g)                                 Location of Registers:  The Corporation may at any time and from time to time change the place at which the registers referred to in subsection 3.01(a) hereof are kept, cause branch registers of holders or transfers to be kept, in each case subject to the approval of the Subscription Receipt Agent, at other places and close such branch registers or change the place at which such branch registers are kept. Notice of all such changes or closures shall be given by the Corporation to the Subscription Receipt Agent and to the holders of Subscription Receipts in accordance with section 11.02 hereof.

Section 3.02                            Exchange of Subscription Receipt Certificates

(a)                                  Exchange:  One or more Subscription Receipt Certificates may at any time prior to the Time of Expiry, on compliance with the reasonable requirements of the Subscription Receipt Agent, be exchanged for one or more Subscription Receipt Certificates of different denominations representing in the aggregate the same number of Subscription Receipts as the Subscription Receipt Certificate or Subscription Receipt Certificates being exchanged.

(b)                                 Place of Exchange:  Subscription Receipt Certificates may be exchanged only at the principal office in Toronto, Ontario of the Subscription Receipt Agent or at any other place designated by the Corporation with the approval of the Subscription Receipt Agent.

(c)                                  Cancellation:  Any Subscription Receipt Certificate tendered for exchange pursuant to this section 3.02 shall be surrendered to the Subscription Receipt Agent and cancelled.

(d)                                 Execution:  The Corporation will sign all Subscription Receipt Certificates in accordance with section 2.04 hereof necessary to carry out exchanges pursuant to this section 3.02 and such Subscription Receipt Certificates will be certified by the Subscription Receipt Agent.

(e)                                  Subscription Receipt Certificates: Subscription Receipt Certificates exchanged for Subscription Receipt Certificates that bear any of the legends set forth in section 2.03 hereof shall bear the same legends.

Section 3.03                            No Charges for Transfer or Exchange

No charge will be levied on a presenter of a Subscription Receipt Certificate pursuant to this Indenture for the transfer of any Subscription Receipt or the exchange of any Subscription Receipt Certificate.

Section 3.04                            Ownership of Subscription Receipts

(a)                                  Owner:  The Corporation and the Subscription Receipt Agent may deem and treat the person in whose name any Subscription Receipt is registered as the absolute owner of such Subscription Receipt for all purposes, and such person will for all purposes of this Indenture be and be deemed to be the absolute owner thereof, and the Corporation and the Subscription Receipt Agent will not be affected by any notice or knowledge to the contrary, except as required by statute or by order of a court of competent jurisdiction.

(b)                                 Rights of Registered Holder:  The registered holder of any Subscription Receipt will be entitled to the rights represented thereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly, and the issue and delivery to any such registered holder of the Common Shares and Warrants issuable pursuant thereto (or the payment of amounts payable in respect thereof pursuant to subsection 2.02(d)) will be a good discharge to the Corporation and the Subscription Receipt Agent therefor, and neither the Corporation nor the Subscription Receipt Agent will be bound to inquire into the title of any such registered holder.

ARTICLE FOUR
CONVERSION OF SUBSCRIPTION RECEIPTS

Section 4.01                            Conversion of Subscription Receipts

(a)                                  Conversion by Subscription Receipt Agent:  Each Subscription Receipt will be converted by the Subscription Receipt Agent for and on behalf of the holder thereof and the holder thereof shall, without any action on the part of such holder (including the surrender of any Subscription Receipt Certificate or payment of any amount), be deemed to have subscribed for the Common Shares and Warrants issuable upon the conversion of the Subscription Receipt immediately prior to the Time of Expiry.

(b)                                 Rights on Conversion by Subscription Receipt Agent:  The holder of any Subscription Receipt converted pursuant to subsection 4.01(a) hereof shall have no rights thereunder, except to receive the certificates representing the Common Shares and Warrants issued upon the conversion thereof to such holder.

(c)                                  Direction of Subscription Receipt Agent:  The holders of Subscription Receipts hereby irrevocably authorize and direct the Subscription Receipt Agent to convert the Subscription Receipts thereof pursuant to subsection 4.01(a) hereof.

Section 4.02                            Effect of Conversion

(a)                                  Effect of Conversion:  Upon the conversion of any Subscription Receipts in accordance with section 4.01 hereof, the Common Shares and Warrants thereby issuable will be deemed to have been issued, and the person or persons to whom such Common Shares and Warrants are to be issued will be deemed to have become the holder or holders of record thereof, on the Conversion Date, unless the transfer registers maintained by or on behalf of the Corporation for the Common Shares and Warrants are closed on that date, in which case such Common Shares and Warrants will be deemed to have been issued, and such person or persons will be deemed to have become the holder or holders of record thereof, on the date on which such transfer registers are reopened, but such Common Shares and Warrants will be issued on the basis of the number of Common Shares and Warrants to which such person or persons were entitled on the Conversion Date. The certificates representing the Common Shares and Warrants which are issued to a holder of Subscription Receipts upon the conversion of Subscription Receipts by the Subscription Receipt Agent pursuant to subsection 4.01(a) hereof shall be issued in the name of such holder.

(b)                                 Mailing of Certificates:  Within three Business Days after the Conversion Date, the Subscription Receipt Agent shall mail to the person or persons in whose name or names the Common Shares and Warrants thereby issued have been issued, at the respective addresses thereof, or, if so specified, deliver to such person or persons at the place where a Subscription Receipt Certificate representing Subscription Receipts was surrendered, certificates representing the Common Shares and Warrants so issued.

(c)                                  Issue to Other than Holder:  If any Common Shares or Warrants issuable pursuant to any Subscription Receipts are to be issued to a person or persons other than the Subscription Receiptholder, the Subscription Receiptholder must pay to the Corporation an amount equal to all exigible transfer taxes or other government charges, and neither the Corporation nor the Subscription Receipt Agent shall be required to issue or deliver any certificates representing any such Common Shares or Warrants unless or until such amount has been so paid or the Subscription Receiptholder has established to the satisfaction of the Corporation in its discretion, acting reasonably, that such taxes and charges have been paid or that no such taxes or charges are owing.

Section 4.03                            No Fractional Common Shares or Warrants

The Corporation will not, whether pursuant to an adjustment in accordance with section 4.06 hereof or under any other circumstance, be obligated after the aggregation of the number of Common Shares or Warrants to be issued to each holder of Subscription Receipts to issue any fraction of a Common Share or Warrants on the conversion of Subscription Receipts, and any such fraction shall be rounded down to the next whole number of Common Shares or Warrants, as the case may be. A holder of Subscription Receipts shall not be entitled to receive a cash payment or any other compensation in respect of any such fraction of a Common Share or of a Warrant.

Section 4.04                            Recording:

The Subscription Receipt Agent will record the particulars of each Subscription Receipt converted, which particulars will include the name and address of each person to whom Common Shares and Warrants are thereby issued, the number of Common Shares and Warrants so issued and the Conversion Date in respect thereof. Within three Business Days after each Conversion Date, the Subscription Receipt Agent will provide such particulars in writing to the Corporation.

Section 4.05                            Securities Restrictions

(a)                                  General:  No Common Shares or Warrants will be issued pursuant to the conversion of any Subscription Receipt if the issue of such Common Shares or Warrants would constitute a violation of the securities laws of any jurisdiction and, without limiting the generality of the foregoing, the certificates representing the Common Shares or Warrants thereby issued will bear such legend or legends as may, in the opinion of counsel to the Corporation, be necessary or advisable in order to avoid a violation of any securities laws of any jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares or Warrants are then listed, provided that if, at any time, in the opinion of counsel to the Corporation, such legend or legends are no longer necessary or advisable in order to avoid a violation of any such laws or requirements, or the holder of any such legended certificate, at the expense thereof, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares or Warrants in a transaction in which such legend or legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend or legends.

(b)                                 Canadian Legends:  Certificates representing Common Shares or Warrants issued upon the conversion of Subscription Receipts after the Final Qualification Deadline, and without the Ontario Securities Commission, as the principal regulator under National Policy 43-201 and the MRRS, having issued a decision document evidencing that each of the Securities Commissions has issued a receipt for the Final Prospectus, shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) FEBRUARY 22, 2006 AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”.

If the Common Shares are also then listed on the Toronto Stock Exchange. certificates representing the Common Shares will also bear the following legend

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

(c)                                  U.S. Legends:  Certificates representing Common Shares or Warrants issued upon the conversion of Subscription Receipts after the Final Qualification Deadline, and without the Registration Statement having been declared effective by the SEC, shall bear the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO U.S. GOLD CORPORATION (“U.S. GOLD”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO U.S. GOLD AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO U.S. GOLD. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

If the Common Shares are also then listed on the Toronto Stock Exchange. certificates representing the Common Shares will also bear the following legend

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

provided however, if the Underlying Securities are registered for resale pursuant to an effective registration statement under the U.S. Securities Act subsequent to the issue of the Underlying Securities and the above resale restriction is therefore no longer applicable, then the holder may exchange the certificates representing the Underlying Securities for certificates bearing no such legend.

(d)                                 If upon the automatic conversion of the Subscription Receipts upon the Final Qualification Deadline, the resale of the Warrants by the holder and the issuance by the Corporation of the Warrant Shares upon exercise of the Warrants are not registered by an effective registration statement under the U.S. Securities Act, then the certificates representing the Warrants shall bear the following legend:

“THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF ANY U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS SUCH EXERCISE IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO SUCH EFFECT.”

If the Common Shares are also then listed on the Toronto Stock Exchange. certificates representing the Common Shares will also bear the following legend

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

Section 4.06                            Adjustments

(a)                                  Adjustment:  The rights of the holder of any Subscription Receipt, including the number of Common Shares issuable upon the conversion or deemed conversion of such Subscription Receipt, will be adjusted from time to time in the events and in the manner provided in, and in accordance with the provisions of, this section, with adjustments in respect of the Warrants being made in the manner described in subsection 4.06(k) hereof.

(b)                                 The Share Rate in effect at any date will be subject to adjustment from time to time as follows:

(i)                                     Share Reorganization:  If, and whenever at any time during the Adjustment Period, the Corporation shall (A) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares, (B) consolidate or combine the outstanding Common Shares into a lesser number of Common Shares, or (C) issue Common Shares (or securities convertible or exchangeable into Common Shares) to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution, then, in each such event, the Share Rate will, on the record date for such event or, if no record date is fixed, the effective date of such event, be adjusted so that it will equal the rate determined by multiplying the Share Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Common Shares outstanding on such date after giving effect to such event (including Common Shares into which such convertible or exchangeable securities by way of stock dividend may be issued). Such adjustment will be made successively whenever any such event shall occur. Any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for such stock dividend for the purpose of calculating the number of outstanding Common Shares under clauses 4.06(b)(i) and (ii) hereof.

(ii)                                  Rights Offering:  If, and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares entitling the holders thereof, within a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95% of the Current Market Price on the earlier of such record date and the date on which the Corporation announces its intention to make such issue, then, in each such case, the Share Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Share Rate in effect on such record date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such record date plus the number arrived at when (A) either the product of (1) the number of Common Shares offered for subscription and (2) the price at which those Common Shares are offered, or the product of (3) the conversion price thereof and (4) the maximum number of Common Shares for or into which the convertible or exchangeable securities so offered pursuant to the rights offering may be converted or exchanged, as the case may be, is divided by (B) the Current Market Price on the record date, and of which the numerator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered for subscription or purchase (or into or for which the convertible or exchangeable securities so offered are convertible or exchangeable). Any Common Shares owned by or held for the account of the Corporation or any Subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in clause 4.06(b)(iii) hereof are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants are not exercised prior to the expiration thereof, the Share Rate will then be readjusted to the Share Rate which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(iii)                               Distribution:  If, and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the making of a distribution to all or substantially all of the holders of Common Shares of (A) shares of any class other than Common Shares whether of the Corporation or any other corporation, (B) rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares or property or other assets or the Corporation (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the record date for such issue or distribution to acquire Common Shares or securities exchangeable for or convertible into Common Shares at a price per share, or at an exchange or conversion price per share in the case of securities exchangeable for or convertible into Common Shares, of at least 95% of the Current Market Price of the Common Shares on such record date), (C) evidences of indebtedness, or (D) cash, securities or other property or assets then, in each such case, the Share Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Share Rate in effect on such record date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Corporation announces its intention to make such distribution, less the aggregate fair market value (as determined by the directors, acting reasonably, at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed, and of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price. Any Common Shares owned by or held for the account of the Corporation or any Subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in clause 4.06(b)(ii) hereof are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Share Rate will then be readjusted to the Share Rate which would then be in effect based upon such rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or warrants, as the case may be.

(c)                                  Reclassifications:  If and whenever at any time during the Adjustment Period, there is (A) any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other reorganization of the Corporation (other than as described in subsection 4.06(b) hereof), (B) any consolidation, amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation or other entity resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other reorganization of the Corporation, or (C) any sale, lease, exchange or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity, then, in each such event, each holder of any Subscription Receipt which is thereafter exchanged will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such holder was theretofor entitled upon such exchange, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Common Shares to which such holder was theretofor entitled upon such conversion or exchange. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this subsection 4.06(c) with respect to the rights and interests thereafter of the holders of Subscription Receipts to the end that the provisions set forth in this subsection 4.06(c) will thereafter correspondingly be made applicable, as nearly as may reasonably be, in the relation to any shares or other securities or property thereafter deliverable upon the exercise of any Subscription Receipt. Any such adjustments will be set forth in an indenture supplemental hereto with the successor to the Corporation or such corporation or other entity, as applicable, contemporaneously with such reclassification, consolidation, amalgamation, arrangement, merger, other form of business combination or other event and which supplemental indenture shall be approved by the directors, acting reasonably, and shall for all purposes be conclusively deemed to be an appropriate adjustment and such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this section 4.06 and which shall apply to successive reclassifications, reorganizations, amalgamations, mergers, other forms of business combination or other events. The Corporation, its successor or such corporation or other entity, as the case may be, shall also, prior to or contemporaneously with any such event, enter into a supplemental indenture substantially in the form of the Warrant Indenture with respect to the rights and interest thereafter of the holders of the Warrants to the end of the provisions set forth in the Warrant Indenture shall thereafter correspondingly be made applicable, as nearly as reasonably be, with any shares or other securities or property to which the holders of the Warrants would be entitled on exercise of acquisition rights thereunder.

(d)                                 Deferral of Adjustment:  In any case in which this section 4.06 shall require that an adjustment shall become effective immediately after a record date for or an effective date of an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the holder of any Subscription Receipt exchanged after such record date or effective date and before the occurrence and consummation of such event the additional Common Shares, Warrants or other securities or property issuable upon such exchange by reason of the adjustment required by such event, provided, however, that the Corporation will deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Common Shares, Warrants or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares, Warrants or other securities or property declared in favour of the holders of record of Common Shares, Warrants or of such other securities or property on or after the Conversion Date or such later date as such holder would, but for the provisions of this subsection, have become the holder of record of such additional Common Shares, Warrants or of such other securities or property pursuant to subsection 4.02(a) hereof.

(e)                                  Adjustments Cumulative:  The adjustments provided for in this section 4.06 are cumulative, shall, in the case of any adjustment to the Share Rate, be computed to the nearest one one-hundredth of a Common Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this section 4.06, provided that, notwithstanding any other provision of this section, no adjustment of the Share Rate will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Share Rate then in effect (provided, however, that any adjustment which by reason of this subsection 4.06(e) is not required to be made will be carried forward and taken into account in any subsequent adjustment), (ii) if, in respect of any event described in this section 4.06 (other than the events referred to in clauses (A) and (B) of clause 4.06(b)(i) hereof and in subsection 4.06(c) hereof), the holders of Subscription Receipts are entitled to participate in such event, or are entitled to participate within 45 days in a comparable event, on the same terms, with the necessary changes, as if the Subscription Receipts had been exercised prior to or on the effective date of or record date for such event, (iii) in respect of any Common Shares issuable or issued pursuant to any stock option or any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Corporation or of Subsidiaries of the Corporation, or (iv) in respect of any Common Shares issuable or issued pursuant to the conversion of Subscription Receipts or the exercise of Warrants.

(f)                                    Resolution of Questions:  If any question arises with respect to the adjustments provided in this section 4.06, such question shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation and is acceptable to the Subscription Receipt Agent. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Subscription Receipt Agent and the Subscription Receiptholders.

(g)                                 Other Actions:  If, and whenever at any time during the Adjustment Period, the Corporation shall take any action affecting or relating to the Common Shares, other than any action described in this section 4.06, which in the opinion of the directors would prejudicially affect the rights of holders of Subscription Receipts, the Share Rate will be adjusted by the directors in such manner, if any, and at such time, as the directors may reasonably determine to be equitable in the circumstances to such holders.

(h)                                 Additional Actions:  As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Subscription Receipts, the Corporation will take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, will be obligated to and may validly and legally issue all the Common Shares, Warrants or other securities or property which the holders of Subscription Receipts would be entitled to receive thereafter on the exercise thereof in accordance with the provisions hereof.

(i)                                     Notice to Subscription Receipt Agent:  At least ten days before the earlier of the effective date of or record date for any event referred to in this section 4.06 that requires or might require an adjustment in any of the rights under the Subscription Receipts, the Corporation will:

(i)                                     file with the Subscription Receipt Agent a Certificate of the Corporation specifying the particulars of such event and, to the extent determinable, any adjustment required and the computation of such adjustment; and

(ii)                                  give notice to the Subscription Receiptholders of the particulars of such event and, to the extent determinable, any adjustment required, in accordance with subsection 11.02(a) hereof.

Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will:

(iii)                               file with the Subscription Receipt Agent a Certificate of the Corporation showing the computation of such adjustment; and

(iv)                              give notice to the Subscription Receiptholders of such adjustment in accordance with subsection 11.02(a) hereof.

Where a notice pursuant to this subsection 4.06(i) has been given, the Subscription Receipt Agent shall be entitled to act and rely on any adjustment calculation of the Corporation or of the Corporation’s auditors.

(j)                                     Duty of Subscription Receipt Agent:  Subject to subsection 10.02(a) hereof, the Subscription Receipt Agent shall not:

(i)                                     at any time be under any duty or responsibility to any Subscription Receiptholder to determine whether any facts exist which may require any adjustment in the Share Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment;

(ii)                                  be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, Warrants or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of any Subscription Receipt; or

(iii)                               be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Common Shares or share certificates, Warrants, or certificates representing the Warrants upon the surrender of any Subscription Receipts for the purpose of exercise, or to comply with any of the covenants contained in this section.

(k)                                  Adjustments in Respect of Warrants:  In the event that, at any time prior to the issue of Warrants in accordance with the Warrant Indenture in the circumstances required under this Indenture, there shall have occurred one or more events which, if any Warrant was outstanding, would require an adjustment or adjustments thereto or to the exercise price thereof in accordance with the provisions of the Warrant Indenture, then, notwithstanding anything to the contrary herein and notwithstanding that no Warrants may be outstanding at the applicable time under the Warrant Indenture, at the time of the issue of Warrants upon the conversion of Subscription Receipts, the same adjustment or adjustments in accordance with the adjustment provisions of the Warrant Indenture shall be made to the Warrants issuable upon the conversion of Subscription Receipts, mutatis mutandis, as if such Warrants were outstanding and governed by the Warrant Indenture upon the occurrence of such event or events.

ARTICLE FIVE
COVENANTS

Section 5.01                            General Covenants

The Corporation covenants with the Subscription Receipt Agent that so long as any Subscription Receipts remain outstanding:

(a)                                  Maintenance:  The Corporation will use its commercially reasonable efforts to at all times maintain its corporate existence and keep or cause to be kept proper books of account in accordance with generally accepted accounting principles in the United States or Canada.

(b)                                 Reservation of Common Shares:  The Corporation will reserve and conditionally allot for the purpose and keep available sufficient unissued Common Shares to enable it to satisfy its obligations on the conversion of the Subscription Receipts and the exercise of the Warrants.

(c)                                  Issue of Common Shares and Warrants:  The Corporation will cause the Common Shares and Warrants from time to time issued pursuant to the conversion of the Subscription Receipts and the exercise of Warrants, and the certificates representing such Common Shares and Warrants, to be issued and delivered in accordance with the provisions of this Indenture and the terms hereof and all Common Shares that are issued on the conversion of the Subscription Receipts and upon the exercise of Warrants will be fully paid and non-assessable shares.

(d)                                 Open Registers:  The Corporation will cause the Subscription Receipt Agent to keep open the registers of holders and registers of transfers referred to in section 3.01 hereof as required by such section and will not take any action or omit to take any action which would have the effect of preventing the Subscription Receiptholders from converting any of the Subscription Receipts or receiving any of the Common Shares and Warrants issued upon such conversion.

(e)                                  Filings:  The Corporation will make all requisite filings, including filings with appropriate securities commissions and stock exchanges, in connection with the conversion of the Subscription Receipts and the issue of the Common Shares and Warrants in connection therewith.

(f)                                    Reporting:  The Corporation shall file within the time required by the U.S. Securities Act and the rules and regulations thereunder:

(i)                                   unaudited interim condensed financial statements for each quarter (including management’s discussion and analysis);

(ii)                                audited annual financial statements (including management’s discussion and analysis) for each fiscal year; and

(iii)                             such other reports and documents as may be required thereunder; and

(g)                                 Notice of Receipt:  The Corporation will send or cause to be sent to each Subscription Receiptholder a written notice advising of the issuance of a receipt for the Final Prospectus by each of the Securities Commissions, together with a copy of the Final Prospectus and such notice shall be sent within three Business Days after the date on which the receipt is issued by the last of the Securities Commissions.

(h)                                 Notice of Penalty Deadline:  If the Release Conditions shall not have been satisfied on or prior to the Penalty Deadline, the Corporation shall send or cause to be sent to each registered holder of Subscription Receipts a written notice advising that such holder has the right to receive, upon the subsequent conversion thereof, 1.1 Common Shares (in lieu of one Common Share) and 0.55 Warrants (in lieu of one-half of one Warrant) pursuant to each Subscription Receipt and such notice shall be sent within three Business Days after the Penalty Deadline.

(i)                                     Notice of Initial Qualification Deadline:  If the Release Conditions shall not have been satisfied on or prior to the Initial Qualification Deadline, the Corporation shall send or cause to be sent to each holder of Subscription Receipts written notice advising of that fact and that 50% of the Subscription Receipts held by each Subscription Receipt Holder have been cancelled by the Subscription Receipt Agent and each holder of Subscription Receipts will be entitled to receive their pro rata share of the Escrowed Funds being an amount equal to $4.50 per Subscription Receipt so cancelled, together with interest thereon from the Subscription Receipt Agent (less any applicable withholding tax thereon), and such notice shall be sent within three Business Days after the Initial Qualification Deadline.

(j)                                     Release Conditions:  The Corporation will use its reasonable commercial efforts to satisfy the Release Conditions.

(k)                                  General Performance:  Generally, the Corporation, using reasonable commercial efforts, will well and truly perform and carry out all acts and things to be done by it as provided in this Indenture or in order to consummate the transactions contemplated hereby.

(l)                                     Reporting Issuer Status:  It will use its commercially reasonable efforts to maintain its status as a reporting issuer or equivalent not in default, and not be in default in any material respect of the applicable requirements of, the applicable securities laws of the applicable jurisdiction of Canada and the federal securities laws of the United States, provided that the foregoing shall apply from the date that the Corporation becomes a reporting issuer in a jurisdiction of Canada.

(m)                               Filing Registration Statement:  The Corporation shall use its commercially reasonable efforts to file and cause the Registration Statement to be declared effective by no later than the Final Qualification Deadline, and thereafter shall cause the Registration Statement to remain effective and available for use by the holders until the later of two years from the date hereof in respect of the Prospectus and a date which is 10 days after all of the Warrants have been exercised.

(n)                                 Filing Final Prospectus:   The Corporation shall use its commercially reasonable efforts to file and cause the Ontario Securities Commission, as the principal regulator under National Policy 43-201 and the MRRS, to issue a decision document evidencing that each of the Securities Commissions has issued a receipt for the Final Prospectus by no later than the Final Qualification Deadline

(o)                                 Notice if Registration Statement Not Effective:  If at any time a previously effective Registration is no longer effective, the Corporation will give notice to the Subscription Receipt Agent forthwith and will give notice, in accordance with the provisions set out in section 11.01, as soon as reasonably practicable, but in any event within five Business Days, after learning that such Registration Statement is no longer effective.

(p)                                 Further Acts. If, in the opinion of outside counsel to the Corporation, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from any securities administrator, regulatory agency or governmental authority in Canada or the United States or any other step is required under any federal or provincial law of Canada or any federal or state law of the United States before the Common Shares issuable upon exercise of the Warrants may be issued or delivered to a Warrantholder, the Corporation will use its reasonable commercial efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as are required.

Any notices or deliveries required to be provided to holders of Subscription Receipts hereunder shall be sent by prepaid mail or delivery to each holder of Subscription Receipts at the address of such holder appearing on the register of Subscription Receipts maintained hereunder.

Section 5.02                            Remuneration and Expenses of Subscription Receipt Agent

The Corporation will pay to the Subscription Receipt Agent from time to time reasonable remuneration for the services of the Subscription Receipt Agent hereunder and will, on the request of the Subscription Receipt Agent, pay to or reimburse the Subscription Receipt Agent for all reasonable expenses, disbursements and advances made or incurred by the Subscription Receipt Agent in the administration or execution of the duties and obligations hereof (including reasonable compensation and disbursements of its counsel and other advisers and assistants not regularly in the employment thereof), both before any default hereunder and thereafter until all duties of the Subscription Receipt Agent hereunder have been finally and fully performed, except any such expense, disbursement or advance that arises out of or results from negligence, wilful misconduct or bad faith of the Subscription Receipt Agent or of persons for whom the Subscription Receipt Agent is responsible or has retained. In no event shall any amount payable to the Subscription Receipt Agent hereunder be paid out of the Escrowed Proceeds or accrued interest thereon unless the Escrowed Proceeds and accrued interest are, at the time of payment, payable to the Corporation.

Section 5.03                            Securities Qualification Requirements

(a)                                  If, in the opinion of counsel, any instrument is required to be filed with, or any permission is required to be obtained from any governmental authority in Canada or the United States or any other step is required under any federal or provincial law of Canada, or federal or state law of the United States, before any Underlying Securities which a Subscription Receiptholder is entitled to acquire pursuant to the conversion of any Subscription Receipt may properly and legally be issued upon due conversion thereof, the Corporation covenants that, using reasonable commercial efforts, it will promptly take such required action.

(b)                                 Notice of Qualification Date:  The Corporation will, no later than one Business Day after the Qualification Date, give notice of the Qualification Date to the Subscription Receipt Agent and the Corporation will give, or cause the Subscription Receipt Agent to give, notice of the Qualification Date to the holders of Subscription Receipts no later than three Business Days after receipt by the Subscription Receipt Agent of such notice from the Corporation.

Section 5.04                            Notice of Issue

The Corporation will give written notice of and make all requisite filings respecting the issue of securities pursuant to the exercise of any Subscription Receipts, in such detail as may be required, to each securities commission, stock exchange, or similar regulatory authority in each jurisdiction in Canada and the United States in which there is legislation or regulations requiring the giving of any such notice in order that such issue of securities and the subsequent disposition of the securities so issued will not be subject to the prospectus requirements, if any, of such legislation or regulations.

Section 5.05                            Performance of Covenants by Subscription Receipt Agent

If the Corporation fails to perform any of the obligations thereof under this Indenture, the Subscription Receipt Agent may notify the Subscription Receiptholders of such failure or may itself perform any of such obligations capable of being performed by the Subscription Receipt Agent, but will not be bound to do so or to notify the Subscription Receiptholders that it is so doing. All amounts expended or advanced by the Subscription Receipt Agent in so doing will be repayable as provided in section 5.02 hereof. No such performance, expenditure or advance by the Subscription Receipt Agent will relieve the Corporation of any default or of its continuing obligations hereunder.

ARTICLE SIX
DEPOSIT OF PROCEEDS AND
CANCELLATION OF SUBSCRIPTION RECEIPTS

Section 6.01                            Deposit of Escrowed Proceeds

Contemporaneous with the issue of the Subscription Receipts, the Escrowed Proceeds shall be deposited with the Subscription Receipt Agent and retained by the Subscription Receipt Agent in a segregated account in accordance with the provisions of this Article Six. The Corporation acknowledges and agrees that it is a condition of the payment by the holders of Subscription Receipts of the issue price therefor that the Escrowed Funds are held in escrow by the Subscription Receipt Agent in accordance with the provisions of this Article Six. The Corporation further acknowledges and confirms that it has no interest in the Escrowed Funds or in the interest thereon unless and until the Release Notice is delivered to the Subscription Receipt Agent. The Subscription Receipt Agent shall retain the Escrowed Funds and the interest thereon for the benefit of the holders of Subscription Receipts and, upon the delivery of the Release Notice to the Subscription Receipt Agent, retroactively for the benefit of the Corporation and the Agent, in accordance with the provisions of this Article Six.

Section 6.02                            Investment of Escrowed Funds

The Escrowed Funds pending any release or application thereof as required in accordance with the provisions of this Article Six, shall be invested by the Subscription Receipt Agent in the name thereof in Permitted Investments in accordance with any written direction given by the Corporation and the Agent from time to time to the Subscription Receipt Agent or, in the absence of any such direction, shall be held by the Subscription Receipt Agent in accordance with subsection 10.04(b) hereof.

Section 6.03                            Release of Escrowed Proceeds

The Subscription Receipt Agent shall release the Escrowed Proceeds and any interest accrued thereon by certified cheque, bank draft or wire transfer, as follows in the following circumstances:

(a)                                  immediately after the Release Time as provided for in the Release Notice:

(i)                                     the amount of $2,630,250.00 (plus accrued interest thereon) shall be released by the Subscription Receipt Agent to the Agent;

(ii)                                  an amount payable to the Subscription Receipt Agent equal to its reasonable fees for services rendered and disbursements incurred; and

(iii)                               all of the remaining Escrowed Proceeds together with the interest on the Escrowed Proceeds shall be released by the Subscription Receipt Agent to or at the direction of the Corporation; and

(b)                                 in the event that the Release Conditions have not been satisfied prior to the Initial Qualification Deadline, the Subscription Receipt Agent shall pay the amount of

$4.50 per Subscription Receipt, together with any interest earned thereon less any withholding tax required to be withheld in respect thereof, to holders of Subscription Receipts using the Escrowed Funds and the Subscription Receipt Agent shall, within three Business Days of the Initial Qualification Deadline, mail or deliver, or cause to be mailed or delivered, to the Subscription Receiptholders cheques in the amounts payable to the respective Subscription Receiptholders at the address on the register of holders of Subscription Receipts provided herein.

Section 6.04                            Escrowed Proceeds Held by the Subscription Receipt Agent

In addition to the other rights granted to holders of Subscription Receipts in this Indenture, until the Release Time, each holder of Subscription Receipts has a pro rata claim against the Escrowed Funds, which claim shall subsist until such time as the Common Shares and Warrants issuable upon the conversion of such Subscription Receipt are issued or such amount is paid in full. In the event that, prior to the Release Time, the Corporation: (i) makes a general assignment for the benefit of creditors or any proceeding is instituted by the Corporation seeking relief on behalf thereof as a debtor, or to adjudicate the Corporation a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of the Corporation or the debts of the Corporation under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, receiver and manager, trustee, custodian or similar official for the Corporation or any substantial part of the property and assets the Corporation or the Corporation takes any corporate action to authorize any of the actions set forth above; or (ii) the Corporation shall be declared bankrupt, or a receiver, receiver and manager, trustee, custodian or similar official is appointed for the Corporation or any substantial part of its property and assets the Corporation or an encumbrancer shall legally take possession of any substantial part of the property or assets of the Corporation or a distress or execution or any similar process is levied or enforced against such property and assets and remains unsatisfied for such period as would permit such property or such part thereof to be sold thereunder, the right of each holder of Subscription Receipts to be issued Common Shares and Warrants upon the conversion of the Subscription Receipts of such holder will terminate and such holder will be entitled to assert a claim against the Escrowed Proceeds held in escrow in an amount equal to $4.50 for each Subscription Receipt held by such holder plus interest earned thereon less any withholding tax or charges required to be withheld in respect thereof.

Section 6.05                            Role as Subscription Receipt Agent

The Subscription Receipt Agent accepts its duties and responsibilities under this Indenture solely as a custodian, bailee and agent, and no trust is intended to be, or is or will be, created hereby and the Subscription Receipt Agent shall owe no duty hereunder as a trustee.

ARTICLE SEVEN
ENFORCEMENT

Section 7.01                            Suits by Subscription Receiptholders

All or any of the rights conferred on the holder of any Subscription Receipt by the terms of the Subscription Receipt Certificate representing such Subscription Receipt or of this Indenture may be enforced by such holder by appropriate legal proceedings but without prejudice to the right which is hereby conferred on the Subscription Receipt Agent to proceed in the name thereof or on behalf of the holders of Subscription Receipts to enforce each and every provision herein contained for the benefit of the Subscription Receiptholders.

Section 7.02                            Limitation of Liability

The obligations hereunder are not personally binding on, nor will resort hereunder be had to the private property of, any past, present or future director, shareholder, officer, employee or agent of the Corporation, but only the property of the Corporation shall be bound in respect hereof.

ARTICLE EIGHT
MEETINGS OF SUBSCRIPTION RECEIPTHOLDERS

Section 8.01                            Right to Convene Meetings

(a)                                  Convening of Meeting:  The Subscription Receipt Agent may at any time and from time to time convene a meeting of the Subscription Receiptholders, and will do so on receipt of a Written Request of the Corporation or a Subscription Receiptholders’ Request and on being funded and indemnified to its reasonable satisfaction by the Corporation or by one or more of the Subscription Receiptholders signing such Subscription Receiptholders’ Request against the costs which it may incur in connection with calling and holding such meeting.

(b)                                 Failure to Convene:  If the Subscription Receipt Agent fails, within ten Business Days after receipt of such written request of the Corporation or Subscription Receiptholders’ Request, funding and indemnification, to give notice convening a meeting, the Corporation or any of such Subscription Receiptholders, as the case may be, may convene such meeting.

(c)                                  Place of Meeting:  Every such meeting will be held in Toronto, Ontario, or such other place as is approved or determined by the Subscription Receipt Agent and the Corporation.

Section 8.02                            Notice

(a)                                  Notice:  At least 21 Business Days’ notice of any meeting must be given to the Subscription Receiptholders, to the Subscription Receipt Agent (unless the meeting has been called by it) and to the Corporation (unless the meeting has been called by it).

(b)                                 Contents:  The notice of the meeting must state the time when and the place where the meeting is to be held and must state briefly the general nature of the business to be transacted thereat, but it will not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this article.

Section 8.03                            Chairman

Some person (who need not be a Subscription Receiptholder) designated in writing by the Subscription Receipt Agent, or by the Corporation in the case of a meeting called by the Corporation, will be chairman of the meeting or, if no person is so designated or the person so designated is not present within 15 minutes after the time fixed for the holding of the meeting, the Subscription Receiptholders present in person or by proxy may choose some person present to be chairman.

Section 8.04                            Quorum

(a)                                  Quorum:  Subject to the provisions of section 8.12 hereof, at any meeting of Subscription Receiptholders a quorum will consist of Subscription Receiptholders, present in person or represented by proxy at the commencement of the meeting, who hold in the aggregate not less than 25% of the total number of Subscription Receipts then outstanding.

(b)                                 No Quorum:  If a quorum of Subscription Receiptholders is not present within 30 minutes after the time appointed for holding a meeting, the meeting, if convened by Subscription Receiptholders or on a Subscription Receiptholders’ Request, will be dissolved, but, subject to section 8.12 hereof, in any other case will stand adjourned to such day, being not less than five Business Days or more than ten Business Days later, and to such place and time as is appointed by the Chairman.

(c)                                  Adjourned Meeting:  At the adjourned meeting the Subscription Receiptholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened notwithstanding the number of Subscription Receipts that they hold.

Section 8.05                            Power to Adjourn

The chairman of a meeting at which a quorum of the Subscription Receiptholders is present may, with the consent of the meeting, adjourn the meeting, and no notice of such adjournment need be given except as the meeting prescribes.

Section 8.06                            Show of Hands

Every question submitted to a meeting, other than an Extraordinary Resolution, will be decided in the first place by a majority of the votes given on a show of hands and, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.

Section 8.07                            Poll

(a)                                  Extraordinary Resolution:  On every Extraordinary Resolution, and on every other question submitted to a meeting on which a poll is directed by the chairman or requested by one or more Subscription Receiptholders acting in person or by proxy and holding in the aggregate not less than 10% of the total number of Subscription Receipts then outstanding, a poll will be taken in such manner as the chairman directs.

(b)                                 Other:  Questions other than those required to be determined by Extraordinary Resolution will be decided by a majority of the votes cast on the poll.

Section 8.08                            Voting

On a show of hands each person present and entitled to vote, whether as a Subscription Receiptholder or as proxy for one or more absent Subscription Receiptholders, or both, will have one vote, and on a poll each Subscription Receiptholder present in person or represented by a proxy duly appointed by instrument in writing will be entitled to one vote in respect of each Subscription Receipt held by such holder. A proxy need not be a Subscription Receiptholder.

Section 8.09                            Regulations

(a)                                  Ability to Make:  The Subscription Receipt Agent, or the Corporation with the approval of the Subscription Receipt Agent, may from time to time make or vary such regulations as it thinks fit:

(i)                                     for the form of instrument appointing a proxy, the manner in which it must be executed and verification of the authority of a person who executes it on behalf of a Subscription Receiptholder;

(ii)                                  governing the places at which and the times by which voting certificates or instruments appointing proxies must be deposited;

(iii)                               generally for the calling of meetings of Subscription Receiptholders and the conduct of business thereof; and

(iv)                              for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be sent by mail, telecopier or other means of prepaid, transmitted, recorded communication before the meeting to the Corporation or to the Subscription Receipt Agent at the place where the meeting is to be held and for voting pursuant to instruments appointing proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted.

(b)                                 Recognition:  Except as such regulations provide, the only persons who will be recognized at a meeting as the holders of any Subscription Receipts, or as entitled to vote or, subject to section 8.10 hereof, to be present at the meeting in respect thereof, will be the registered holders of such Subscription Receipts or persons holding proxies on their behalf.

Section 8.10                            The Corporation and Subscription Receipt Agent may be Represented

The Corporation and the Subscription Receipt Agent by their respective employees, officers or directors, and the counsel of the Corporation and the Subscription Receipt Agent, may attend any meeting of Subscription Receiptholders, but will have no vote as such.

Section 8.11                            Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred on them by the other provisions of this Indenture or by law, the Subscription Receiptholders at a meeting will have the power, exercisable from time to time by Extraordinary Resolution:

(a)                                  to assent to or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of any right of the Subscription Receiptholders or,

with the reasonable consent of the Subscription Receipt Agent, of the Subscription Receipt Agent in its capacity as trustee hereunder or on behalf of the Subscription Receiptholders against the Corporation, whether such right arises under this Indenture or otherwise, which shall be agreed to by the Corporation, and to authorize the Subscription Receipt Agent to concur in and execute any indenture supplemental hereto in connection therewith;

(b)                                 to amend, alter or repeal any Extraordinary Resolution previously passed;

(c)                                  subject to arrangements as to financing and indemnity satisfactory to the Subscription Receipt Agent, to direct or authorize the Subscription Receipt Agent to enforce any obligation of the Corporation under this Indenture or to enforce any right of the Subscription Receiptholders in any manner specified in the Extraordinary Resolution;

(d)                                 to direct or authorize the Subscription Receipt Agent to refrain from enforcing any obligation or right referred to in clause 8.11(c) hereof;

(e)                                  to waive and direct the Subscription Receipt Agent to waive any default by the Corporation in complying with any provision of this Indenture, either unconditionally or on any condition specified in the Extraordinary Resolution;

(f)                                    to appoint a committee with power and authority to exercise, and to direct the Subscription Receipt Agent to exercise, on behalf of the Subscription Receiptholders, such of the powers of the Subscription Receiptholders as are exercisable by Extraordinary Resolution;

(g)                                 to restrain any Subscription Receiptholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any obligation of the Corporation under this Indenture or to enforce any right of the Subscription Receiptholders;

(h)                                 to direct any Subscription Receiptholder who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by him in connection therewith;

(i)                                     to assent to any change in or omission from the provisions contained in the Subscription Receipt Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Subscription Receiptholders to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

(j)                                     to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation; and

(k)                                  from time to time and at any time to remove the Subscription Receipt Agent and appoint a successor, agent or trustee.

Section 8.12                            Meaning of “Extraordinary Resolution”

(a)                                  Meaning:  The expression “Extraordinary Resolution” when used in this Indenture means, subject to the provisions of this section and of sections 8.15 and 8.16 hereof, a motion proposed at a meeting of Subscription Receiptholders duly convened for that purpose and held in accordance with the provisions of this article eight at which there are present in person or by proxy at least 25% of the Subscription Receiptholders holding in the aggregate more than 25% of the total number of Subscription Receipts then outstanding and passed by the affirmative votes of Subscription Receiptholders who hold in the aggregate not less than 66 2/3% of the total number of Subscription Receipts represented at the meeting and voted on the motion.

(b)                                 Quorum:  If, at a meeting called for the purpose of passing an Extraordinary Resolution, the quorum required by subsection 8.12(a) hereof is not present within 30 minutes after the time appointed for the meeting, the meeting, if convened by Subscription Receiptholders or on a Subscription Receiptholders’ Request, will be dissolved, but in any other case will stand adjourned to such day, being not less than five Business Days or more than ten Business Days later, and to such place and time, as is appointed by the chairman.

(c)                                  Notice:  Not less than three Business Days’ notice must be given to the Subscription Receiptholders of the time and place of such adjourned meeting.

(d)                                 Form of Notice:  The notice must state that at the adjourned meeting the Subscription Receiptholders present in person or by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.

(e)                                  Quorum at Adjourned Meeting:  At the adjourned meeting the Subscription Receiptholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened, and a motion proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 8.12(a) hereof will be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that Subscription Receiptholders holding in the aggregate 25% of the total number of Subscription Receipts outstanding may not be present.

(f)                                    Poll:  Votes on an Extraordinary Resolution must always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary.

Section 8.13                            Powers Cumulative

Any one or more of the powers, and any combination of the powers, in this Indenture stated to be exercisable by the Subscription Receiptholders by Extraordinary Resolution or otherwise, may be exercised from time to time, and the exercise of any one or more of such powers or any combination of such powers from time to time will not prevent the Subscription Receiptholders from exercising such power or powers or combination of powers thereafter from time to time.

Section 8.14                            Minutes

Minutes of all resolutions passed and proceedings taken at every meeting of the Subscription Receiptholders will be made and duly entered in books from time to time provided for such purpose by the Subscription Receipt Agent at the expense of the Corporation, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or such proceedings were taken, will be prima facie evidence of the matters therein stated, and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been so made, entered and signed will be deemed to have been duly convened and held, and all resolutions passed and proceedings taken thereat to have been duly passed and taken.

Section 8.15                            Instruments in Writing

Any action that may be taken and any power that may be exercised by Subscription Receiptholders at a meeting held as provided in this Article Eight  may also be taken and exercised by Subscription Receiptholders who hold in the aggregate not less than 50% of the total number of Subscription Receipts at the time outstanding or in the case of an Extraordinary Resolution, Subscription Receiptholders who hold in the aggregate not less than 66 2/3% of the total number of Subscription Receipts at the time outstanding, by their signing, each in person or by attorney duly appointed in writing, an instrument in writing in one or more counterparts, and the expression “Extraordinary Resolution” when used in this Indenture includes a resolution embodied in an instrument so signed.

Section 8.16                            Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article Eight at a meeting of Subscription Receiptholders will be binding on all Subscription Receiptholders, whether present at or absent from the meeting and whether voting for or against the resolution or abstaining, and every instrument in writing signed by Subscription Receiptholders in accordance with section 8.15 hereof will be binding on all Subscription Receiptholders, whether signatories thereto or not, and every Subscription Receiptholder and the Subscription Receipt Agent (subject to the provisions for its indemnity herein contained) will be bound to give effect accordingly to every such resolution and instrument in writing.

Section 8.17                            Holdings by the Corporation and Subsidiaries Disregarded

In determining whether Subscription Receiptholders holding the required total number of Subscription Receipts are present in person or by proxy for the purpose of constituting a quorum, or have voted or consented to a resolution, Extraordinary Resolution, consent, waiver, Subscription Receiptholders’ Request or other action under this Indenture, a Subscription Receipt held by the Corporation or by a Subsidiary of the Corporation will be deemed to be not outstanding. The Corporation shall provide the Subscription Receipt Agent with a certificate of the Corporation providing details of any Subscription Receipts held by the Corporation or by a Subsidiary of the Corporation upon the written request of the Subscription Receipt Agent.

ARTICLE NINE
SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS

Section 9.01                            Provision for Supplemental Indentures for Certain Purposes

From time to time the Corporation (when authorized by the directors) and the Subscription Receipt Agent may, subject to the provisions hereof, and will when so directed hereby, execute and deliver by their proper officers indentures or instruments supplemental hereto, which thereafter will form part hereof, for any or all of the following purposes:

(a)                                  increasing the number of Subscription Receipts authorized for issue hereunder and the corresponding number of Underlying Securities to which Subscription Receiptholders are entitled;

(b)                                 setting forth any adjustments resulting from the application of the provisions of section 4.06 hereof;

(c)                                  adding hereto such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, and are not in the opinion of the Subscription Receipt Agent prejudicial to the interest of the Subscription Receiptholders;

(d)                                 giving effect to any Extraordinary Resolution passed as provided in Article Eight hereof;

(e)                                  making such provisions not inconsistent with this Indenture as are necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Common Shares on a stock exchange or over-the-counter market, and are not in the opinion of counsel prejudicial to the interests of the Subscription Receiptholders;

(f)                                    adding to, deleting or altering the provisions hereof in respect of the transfer of Subscription Receipts or the conversion of Subscription Receipt Certificates, and making any modification in the form of the Subscription Receipt Certificates that does not affect the substance thereof;

(g)                                 modifying any provision of this Indenture (including, without limitation, making any modification which increases the number or amount of Common Shares and Warrants issuable pursuant to the Subscription Receipts) or relieving the Corporation from any obligation, condition or restriction herein contained, except that no such modification or relief will be or become operative or effective if in the opinion of counsel it would impair any right of the Subscription Receiptholders or of the Subscription Receipt Agent, and the Subscription Receipt Agent may in its uncontrolled discretion decline to enter into any such supplemental indenture which in its opinion will not afford adequate protection to the Subscription Receipt Agent when it becomes operative; and

(h)                                 for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguity, defective or inconsistent provision, error or omission herein, if in the opinion of counsel, the rights of the Subscription Receipt Agent and of the Subscription Receiptholders are not prejudiced thereby.

Section 9.02                            Successor Corporations

In the case of the consolidation, amalgamation, arrangement, merger, other form of business combination or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation or other entity, the successor corporation or other entity resulting from such consolidation, amalgamation, arrangement, merger, other form of business combination or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Corporation and will execute and deliver to the Subscription Receipt Agent a supplemental indenture and such other instruments as are satisfactory in form to the Subscription Receipt Agent and in the opinion of counsel are necessary or advisable to evidence the express assumption by the successor corporation of such obligations.

ARTICLE TEN
CONCERNING SUBSCRIPTION RECEIPT AGENT

Section 10.01                     Trust Indenture Legislation

If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement will prevail. The Corporation and the Subscription Receipt Agent each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

Section 10.02                     Rights and Duties of Subscription Receipt Agent

(a)                                  Duty of Subscription Receipt Agent:  In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Subscription Receipt Agent will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent subscription receipt agent would exercise in comparable circumstances. The Subscription Receipt Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Subscription Receipt Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Subscription Receipt Agent and, in the absence of any such notice, the Subscription Receipt Agent may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained therein. Any such notice shall in no way limit any discretion herein given to the Subscription Receipt Agent to determine whether or not the Subscription Receipt Agent shall take action with respect to any default.

(b)                                 No Relief From Liability:  No provision of this Indenture will be construed to relieve the Subscription Receipt Agent from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

(c)                                  Actions:  The obligation of the Subscription Receipt Agent to commence or continue any act, action or proceeding in connection herewith, including without limitation, for the purpose of enforcing any right of the Subscription Receipt Agent or the Subscription Receiptholders hereunder is on the condition that the Subscription Receipt Agent shall have received a Subscription Receiptholders’ Request specifying the act, action or proceeding which the Subscription Receipt Agent is requested to take and, when required by notice to the Subscription Receiptholders by the Subscription Receipt Agent, the Subscription Receipt

Agent is furnished by one or more Subscription Receiptholders with sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Subscription Receipt Agent to protect and hold it harmless against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(d)                                 Funding:  No provision of this Indenture will require the Subscription Receipt Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless it is so indemnified.

(e)                                  Deposit of Subscription Receipts:  The Subscription Receipt Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Subscription Receiptholders at whose instance it is acting to deposit with the Subscription Receipt Agent the Subscription Receipt Certificates held by them, for which certificates the Subscription Receipt Agent will issue receipts.

(f)                                    Restriction:  Every provision of this Indenture that relieves the Subscription Receipt Agent of liability or entitles it to rely on any evidence submitted to it is subject to the provisions of Applicable Legislation, of this section and of section 10.03 hereof.

Section 10.03                     Evidence, Experts and Advisers

(a)                                  Evidence:  In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation will furnish to the Subscription Receipt Agent such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by Applicable Legislation or as the Subscription Receipt Agent reasonably requires by written notice to the Corporation.

(b)                                 Reliance by Subscription Receipt Agent:  In the exercise of any right or duty hereunder the Subscription Receipt Agent, if it is acting in good faith, may act and rely, as to the truth of any statement or the accuracy of any opinion expressed therein, on any statutory declaration, opinion, report, certificate or other evidence furnished to the Subscription Receipt Agent pursuant to the provisions hereof or of Applicable Legislation or pursuant to a request of the Subscription Receipt Agent, if such evidence complies with Applicable Legislation and the Subscription Receipt Agent examines such evidence and determines that it complies with the applicable requirements of this Indenture.

(c)                                  Statutory Declaration:  Whenever Applicable Legislation requires that evidence referred to in subsection 10.03(a) hereof be in the form of a statutory declaration, the Subscription Receipt Agent may accept such statutory declaration in lieu of a Certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by any one or more of the Chairman, President, Chief Financial Officer or Secretary of the Corporation or by any other officer(s) or director(s) of the Corporation to whom such authority is delegated by the directors from time to time. In addition, the Subscription Receipt Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, direction, instruction, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(d)                                 Proof of Execution:  Proof of the execution of any document or instrument in writing, including a Subscription Receiptholders’ Request, by a Subscription Receiptholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution, or in any other manner that the Subscription Receipt Agent considers adequate.

(e)                                  Experts:  The Subscription Receipt Agent may employ or retain such counsel, accountants, appraisers, or other experts or advisers as it reasonably requires for the purpose of determining and discharging its rights and duties hereunder and may pay the reasonable remuneration and disbursements for all services so performed by any of them, without taxation of costs of any counsel, and will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Subscription Receipt Agent. The Subscription Receipt Agent may act and rely and shall be protected in acting or not acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or advisor, whether retained or employed by the Corporation or by the Subscription Receipt Agent, in relation to any matter arising in the administration of the duties and obligations hereof.

Section 10.04                     Documents, Money, Etc. held by Subscription Receipt Agent

(a)                                  Safekeeping:  Any security, document of title or other instrument that may at any time be held by the Subscription Receipt Agent subject to the provisions of this indenture hereof may be placed in the deposit vaults of the Subscription Receipt Agent or of any Canadian chartered bank or deposited for safekeeping with any such bank.

(b)                                 Holding of Funds:  Unless herein otherwise expressly provided, any money held by the Subscription Receipt Agent pending the application or withdrawal thereof under any provision of this Indenture shall be held in a segregated account of any major Schedule I Canadian chartered bank earning the prescribed rate of interest then in effect.

(c)                                  Interest:  Except in the circumstances described in section 6.03 hereof, all interest or other income received by the Subscription Receipt Agent in respect of such deposits and investments referred to in subsection 10.04(b) will belong to the Corporation.

Section 10.05                     Action by Subscription Receipt Agent to Protect Interests

The Subscription Receipt Agent will have power to institute and to maintain such actions and proceedings as it considers necessary or expedient to protect or enforce its interests and the interests of the Subscription Receiptholders.

Section 10.06                     Subscription Receipt Agent not Required to Give Security

The Subscription Receipt Agent will not be required to give any bond or security in respect of the execution of the duties and obligations and powers of this Indenture.

Section 10.07                     Protection of Subscription Receipt Agent

(a)                                  Protection:  By way of supplement to the provisions of any law for the time being relating to agents, it is expressly declared and agreed that:

(i)                                   the Subscription Receipt Agent will not be liable for or by reason of, or required to substantiate, any statement of fact, representation or recital in this Indenture or in the Subscription Receipt Certificates (except the representation contained in section 10.09 hereof or in the certificate of the Subscription Receipt Agent on the Subscription Receipt Certificates or other representation of the Subscription Receipt Agent made herein or therein), but all such statements or recitals are and will be deemed to be made by the Corporation;

(ii)                                nothing herein contained will impose on the Subscription Receipt Agent any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(iii)                             the Subscription Receipt Agent will not be bound to give notice to any person of the execution hereof;

(iv)                            the Subscription Receipt Agent will not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach by the Corporation of any obligation or warranty herein contained or of any act of any director, officer, employee or agent of the Corporation;

(v)                               the Subscription Receipt Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and in the Subscription Receipts and generally may contract and enter into financial transactions with the Corporation or any related corporation without being liable to account for any profit made thereby;

(vi)                            the Subscription Receipt Agent shall incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail or any other means provided that they are sent in accordance with the provisions hereof;

(vii)                         if the Subscription Receipt Agent delivers any cheque as required hereunder, the Subscription Receipt Agent shall have no further obligation or liability for the amount represented thereby, unless any such cheque is not honoured on presentation, provided that in the event of the non-receipt of such cheque by the payee, or the loss or destruction thereof, the Subscription Receipt Agent, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and, if required by the Subscription Receipt Agent, an indemnity reasonably satisfactory to it, shall issue to such payee a replacement cheque for the amount of such cheque; and

(viii)                      the Subscription Receipt Agent will disburse funds in accordance with the provisions hereof only to the extent that funds have been deposited with it.

(b)                                 Indemnity:  In addition to and without limiting any protection of the Subscription Receipt Agent hereunder or otherwise by law, the Corporation agrees to indemnify the Subscription Receipt Agent, its agents, employees, directors and officers (each an “Indemnified Person”), and save each Indemnified Person harmless from all liabilities, suits, damages, costs, expenses and actions which may be brought against or suffered by it arising out of or connected with the performance by the Subscription Receipt Agent of its duties hereunder, except to the extent that such liabilities, suits, damages, costs and actions are attributable to the negligence, wilful misconduct or bad faith of the Subscription Receipt Agent or an Indemnified Person. Notwithstanding any other provision hereof, this indemnity shall survive any removal or resignation of the Subscription Receipt Agent, discharge of this Indenture and termination of any duties and obligations hereunder.

Section 10.08                     Replacement of Subscription Receipt Agent

(a)                                  Resignation:  The Subscription Receipt Agent may resign and be discharged from all further duties and liabilities hereunder, except as provided in this section, by giving to the Corporation and the Subscription Receiptholders not less than 60 Business Days notice in writing or, if a new Subscription Receipt Agent has been appointed, such shorter notice as the Corporation accepts as sufficient, provided that such resignation and discharge shall be subject to the appointment of a successor thereto in accordance with the provisions hereof.

(b)                                 Removal:  The Subscription Receiptholders by Extraordinary Resolution may at any time remove the Subscription Receipt Agent and appoint a new Subscription Receipt Agent.

(c)                                  Appointment of New Subscription Receipt Agent:  If the Subscription Receipt Agent so resigns or is so removed or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, the Corporation will forthwith appoint a new Subscription Receipt Agent, unless a new Subscription Receipt Agent has already been appointed by the Subscription Receiptholders.

(d)                                 Failure to Appoint:  Failing such appointment by the Corporation, the retiring Subscription Receipt Agent or any Subscription Receiptholder may apply at the expense of the Corporation to the Ontario Superior Court of Justice, on such notice as the Court directs, for the appointment of a new Subscription Receipt Agent.

(e)                                  New Subscription Receipt Agent:  Any new Subscription Receipt Agent appointed under this section must be a corporation authorized to carry on the business of a transfer agent or trust company in the Province of Ontario and, if required by the Applicable Legislation of any other province, in such other province. On any such appointment, the new Subscription Receipt Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Subscription Receipt Agent without any further assurance, conveyance, act or deed, but there will be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as, in the opinion of counsel, are necessary or advisable for the purpose of assuring the transfer of such powers, rights, duties and responsibilities to the new Subscription Receipt Agent. Any new Subscription Receipt Agent so appointed by the Corporation or by the Court will be subject to removal as aforesaid by the Subscription Receiptholders and by the Corporation.

(f)                                    Notice of New Subscription Receipt Agent:  On the appointment of a new Subscription Receipt Agent, the Corporation will promptly give notice thereof to the Subscription Receiptholders in accordance with subsection 11.02(a) hereof.

(g)                                 Successor Subscription Receipt Agent:  A corporation into or with which the Subscription Receipt Agent is merged or consolidated or amalgamated, or a corporation succeeding to the business of the Subscription Receipt Agent, will be the successor to the Subscription Receipt Agent hereunder without any further act on its part or on the part of any party hereto if such corporation would be eligible for appointment as a new Subscription Receipt Agent under subsection 10.08(e) hereof.

(h)                                 Certificates:  A Subscription Receipt Certificate certified but not delivered by a predecessor Subscription Receipt Agent may be delivered by the new or successor Subscription Receipt Agent in the name of the predecessor Subscription Receipt Agent or successor Subscription Receipt Agent.

Section 10.09                     Conflict of Interest

The Subscription Receipt Agent represents to the Corporation that, at the time of the execution and delivery hereof, no material conflict of interest exists between its role as Subscription Receipt Agent hereunder and its role in any other capacity and if a material conflict of interest arises hereafter it will, within 30 days after ascertaining that it has such material conflict of interest, either eliminate the conflict of interest or resign its duties and obligations hereunder.

Section 10.10                     Acceptance of Duties and Obligations

The Subscription Receipt Agent hereby accepts the duties and obligations in this Indenture declared and provided for and agrees to perform them on the terms and conditions herein set forth. The Subscription Receipt Agent accepts the duties and responsibilities under this indenture solely as custodian, bailee and agent. No trust is intended to be or will be created hereby and the Subscription Receipt Agent shall owe no duties hereunder as a trustee.

ARTICLE ELEVEN
GENERAL

Section 11.01                     Notice to the Corporation and Subscription Receipt Agent

(a)                                  Corporation:  Unless herein otherwise expressly provided, a notice to be given hereunder to the Corporation or the Subscription Receipt Agent will be validly given if delivered or if sent by registered letter, postage prepaid, or if sent by facsimile transmission (if receipt of such transmission is confirmed):

(i)                                     if to the Corporation:

U.S. Gold Corporation
99 George Street
3rd Floor
Toronto, Ontario
M5A 2N4

Attention:  Robert R. McEwen

U.S. Gold Corporation
Suite 100
2201 Kipling Street
Lakewood, Colorado
80215-1545

Attention: William Pass

Facsimile: (303) 238-1724

Facsimile:  (647) 258-0408

with a copy to (with such delivery or sending not to be a delivery or sending to the Corporation for purposes of this Indenture):

Fraser Milner Casgrain LLP
Suite 3900
100 King Street West
Toronto, Ontario
M5X 1B2

Attention:  Michael Melanson

Facsimile:  (416) 863-4592

and to (with such delivery or sending not to be a delivery or sending to the Corporation for purposes of this Indenture):

Dufford & Brown P.C.
1700 Broadway, Suite 2100
Denver, Colorado
80290-2101

Attention: Dave Babiarz

Facsimile: (303) 832-3804

(ii)                                  if to the Agent:

GMP Securities L.P.
145 King Street West
Suite 1100
Toronto, Ontario
M5H 1J8

Attention:  Mark Wellings

Facsimile:  (416) 943-6160

with a copy to:

Cassels Brock & Blackwell LLP
2100 Scotia Plaza
100 King Street West
Toronto, Ontario
M5H 3C2

Attention:  Chad Accursi

Facsimile:  (416) 642-7131

and to:

Dorsey & Whitney LLP
161 Bay Street
Suite 4310
Toronto, Ontario
M5J 2S1

Attention: Gil Cornblum

Facsimile:  (416) 367-7371

(iii)                               if to the Subscription Receipt Agent:

Equity Transfer Services Inc.
Suite 420
120 Adelaide Street West
Toronto, Ontario
M5H 4C3

Attention:                                         President

Facsimile:                                            (416) 361-0470

and any such notice delivered or sent in accordance with the foregoing will be deemed to have been received on the date of delivery or facsimile transmission or, if mailed, on the second Business Day following the day of the mailing of the notice. The original of any document sent by facsimile transmission to the Subscription Receipt Agent shall be subsequently mailed to the Subscription Receipt Agent.

(b)                                 Change of Address:  The Corporation or the Subscription Receipt Agent, as the case may be, may from time to time notify the other in the manner provided in subsection 11.01(a) hereof of a change of address which, from the effective date of such notice and until changed by like notice, will be the address of the Corporation or the Subscription Receipt Agent, as the case may be, for all purposes of this Indenture.

(c)                                  Postal Interruption:  If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, a notice to be given to the Subscription Receipt Agent or to the Corporation hereunder could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is delivered to an officer of the party to which it is addressed. Any notice delivered in accordance with the foregoing will be deemed to have been received on the date of delivery to such officer.

(d)                                 Governing Law:  This Subscription Receipt Indenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

Section 11.02                     Notice to Subscription Receiptholders

(a)                                  Notice:  Unless herein otherwise expressly provided, a notice to be given hereunder to Subscription Receiptholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Subscription Receiptholders or delivered (or so mailed to certain Subscription Receiptholders and so delivered to the other Subscription Receiptholders) at their respective addresses appearing on any of the registers of holders described in section 3.01 hereof, provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of The Globe and Mail.

(b)                                 Date of Notice:  A notice so given by mail or so delivered will be deemed to have been given on the fifth Business Day after it has been mailed or on the day on which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Subscription Receiptholder will not invalidate any action or proceeding founded thereon.

Section 11.03                     Satisfaction and Discharge of Indenture

If all certificates representing Common Shares and Warrants required to be issued in compliance with the provisions hereof have been issued hereunder in accordance with such provisions, if all payments required to be made in compliance with the provisions of this Indenture have been made in accordance with such provisions and payment to the Subscription Receipt Agent of the fees and other remuneration payable to the Subscription Receipt Agent have been made, this Indenture will cease to be of further effect and, on demand of and at the cost and expense of the Corporation and on delivery to the Subscription Receipt Agent of a Certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Subscription Receipt Agent of the fees and other remuneration payable to the Subscription Receipt Agent, the Subscription Receipt Agent will execute proper instruments acknowledging the satisfaction of and discharging this Indenture.

Section 11.04                     Sole Benefit of Parties and Subscription Receiptholders

Nothing in this Indenture or the Subscription Receipt Certificates, expressed or implied, will give or be construed to give to any person other than the parties hereto and the Subscription Receiptholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Subscription Receipt Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Subscription Receiptholders.

Section 11.05                     Discretion of Directors

Any matter provided herein to be determined by the directors will be determined by the directors in their sole discretion, acting reasonably, and a determination so made will be conclusive.

Section 11.06                     Counterparts and Formal Date

This Indenture may be executed in several counterparts, each of which when so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of their execution will be deemed to be dated as of this indenture.

IN WITNESS WHEREOF the parties hereto have executed this Subscription Receipt Indenture as of the day and year first above written.

U.S. GOLD CORPORATION

By:
	Name:	Robert R. McEwen
	Title:	Chairman & Chief Executive Officer

GMP SECURITIES L.P.

By:
	Name:	Mark Wellings
	Title:	Director

EQUITY TRANSFER SERVICES INC.

By:
	Name:	Richard Barnowski
	Title:	President

SCHEDULE A TO THE SUBSCRIPTION RECEIPT INDENTURE DATED AS OF
FEBRUARY 22, 2006 BETWEEN U.S. GOLD CORPORATION,
GMP SECURITIES L.P. AND EQUITY TRANSFER SERVICES INC.

SUBSCRIPTION RECEIPT CERTIFICATE

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) FEBRUARY 22, 2006, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”;

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO U.S. GOLD CORPORATION (“U.S. GOLD”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO U.S. GOLD AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO U.S. GOLD. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

Certificate Number:	Number of Subscription Receipts:

SUBSCRIPTION RECEIPTS

convertible for Common Shares and Warrants of

U.S. GOLD CORPORATION

THIS IS TO CERTIFY THAT, for value received,                                      (the “holder”) is the registered holder of the number of Subscription Receipts (“Subscription Receipts”) specified above of U.S. Gold Corporation (the “Corporation”) and is thereby entitled, without payment of any additional consideration, to be issued fully paid and non-assessable common shares of the Corporation (“Common Shares”) and Warrants (as defined in the Subscription Receipt Indenture hereinafter referred to) immediately prior to the Time of Expiry (as defined in the Subscription Receipt Indenture) on the basis of one Common Share and one-half of one Warrant for each one Subscription Receipt, or, if the Release Conditions (as defined in the Subscription Receipt Indenture) have not been satisfied prior to the Penalty Deadline (as defined in the Subscription Receipt Indenture), the holder shall be entitled, upon the conversion of the Subscription Receipts, to 1.1 Common Shares (in lieu of one Common Share) and 0.55 Warrants (in lieu of one-half of one Warrant) for each Subscription Receipt, all subject to adjustment in accordance with the provisions of the Subscription Receipt Indenture, and subject to the limitation referred to below.

This Subscription Receipt Certificate represents Subscription Receipts of the Corporation issued under the provisions of a subscription receipt indenture (which indenture, together with all instruments supplemental or ancillary thereto, is herein referred to as the “Subscription Receipt

Indenture”) dated as of February 22, 2006 between the Corporation, GMP Securities L.P. and the Subscription Receipt Agent. Reference is hereby made for particulars of the rights of the holders of the Subscription Receipts, the Corporation and the Subscription Receipt Agent in respect thereof and of the terms and conditions upon which the Subscription Receipts are issued and held, all to the same effect as if the provisions of the Subscription Receipt Indenture were herein set forth in full, to all of which the holder, by acceptance hereof, assents. In the event of a conflict between the provisions of this Subscription Receipt Certificate and the Subscription  Receipt Indenture, the terms of the Subscription Receipt Indenture shall govern. The Corporation will furnish to the holder, on request, a copy of the Subscription Receipt Indenture.

The Subscription Receipts represented by this Subscription Receipt Certificate will be converted by the Subscription Receipt Agent for and on behalf of the holder immediately prior to the Time of Expiry and the holder will be deemed to have subscribed for the Common Shares and Warrants issuable on the conversion of such Subscription Receipts without the taking of any action or payment of any amount by the holder, including the surrender of this Subscription Receipt Certificate, which will thereupon be cancelled by the Subscription Receipt Agent.

Pursuant to the Subscription Receipt Indenture, the Release Date is the date on which the Corporation and GMP Securities L.P. deliver a notice to the Subscription Receipt Agent in the form required under the Subscription Receipt Indenture, which notice will inform the Subscription Receipt Agent of the satisfaction of the Release Conditions. The Release Conditions will be satisfied upon the latest to occur of the following: (i) the third Business Day after the date on which the Ontario Securities Commission, as the principal regulator under National Policy 43-201 and the MRRS, issues a decision document evidencing that each of the Securities Commissions has issued a receipt for the Final Prospectus; (ii) the completion and filing via SEDAR of a current technical report regarding the Tonkin Springs gold project that complies with National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators; (iii) the Common Shares being listed for trading on the Toronto Stock Exchange; (iv) the effectiveness of the Registration Statement; and (v) the delivery of a 10b-5 opinion, addressed to the Agent in a form satisfactory to the Agent, acting reasonably, provided by United States counsel to the Corporation in respect of the Registration Statement.

If any of the Release Conditions have not been satisfied prior to the Initial Qualification Deadline, the Escrowed Funds shall be returned by the Subscription Receipt Agent, on behalf of the Corporation, to the holders of the Subscription Receipts in exchange for the delivery to the Corporation for cancellation of 50% of the outstanding Subscription Receipts held by each holder. The remaining 50% of the Subscription Receipts not returned to the Corporation on the Initial Qualification Deadline shall remain outstanding until the Expiry Date, all as more particularly set out in the Subscription Receipt Indenture.

The holder of this Subscription Receipt and any transferee hereof are cautioned that in the event that the Subscription Receipts are deemed to be converted or are cancelled, certificates representing the Common Shares and Warrants or cheque, as the case may be, will be mailed or delivered to the latest address of record of the registered holder or to the direction of the registered holder, and the Corporation and the Subscription Receipt Agent are not bound to take notice of any transfers or assignments unless the transferee is a duly registered holder of the Subscription Receipt prior to such mailing or delivery.

On and after the date of any conversion of the Subscription Receipts represented by this Subscription Receipt Certificate, the holder will have no rights hereunder except to receive certificates representing the Common Shares and the Warrants issued upon the conversion thereof to such holder.

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The Corporation will not be obligated after the aggregation of the number of Common Shares and Warrants to be issued to a holder of Subscription Receipts to issue any fraction of a Common Share or Warrant on the conversion of Subscription Receipts. A holder of Subscription Receipts shall not be entitled to receive a cash payment or any other compensation in respect of any such fraction of a Common Share or Warrant.

No Common Shares or Warrants will be issued pursuant to any conversion of any Subscription Receipt if the issue of such security would constitute a violation of the securities laws of any applicable jurisdiction.

The Subscription Receipt Indenture provides for adjustments to the rights of the holders of Subscription Receipts on the happening of certain stated events, including the subdivision or consolidation of the outstanding Common Shares, certain distributions of Common Shares or of securities convertible into or exchangeable for Common Shares or of other securities or assets of the Corporation, certain offerings of rights, warrants or options and certain capital reorganizations.

The Subscription Receipt Indenture contains provisions making binding on all holders of Subscription Receipts outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by holders of a specified majority of all outstanding Subscription Receipts.

On presentation at the principal office of the Subscription Receipt Agent in Toronto, Ontario, subject to the provisions of the Subscription Receipt Indenture and on compliance with the reasonable requirements of the Subscription Receipt Agent, one or more Subscription Receipt Certificates may be exchanged at no cost to the holder for one or more Subscription Receipt Certificates of different denominations representing in the aggregate the same number of Subscription Receipts as the Subscription Receipt Certificate or Subscription Receipt Certificates being exchanged.

The Subscription Receipts represented by this Subscription Receipt Certificate may only be transferred, upon compliance with the conditions prescribed in the Subscription Receipt Indenture, on the register of transfers to be kept at the principal office of the Subscription Receipt Agent in Toronto, Ontario, by the holder or the executors, administrators or other legal representatives thereof or the attorney thereof appointed by an instrument in writing in form and executed in a manner satisfactory to the Subscription Receipt Agent and, upon compliance with such requirements and such other reasonable requirements as the Subscription Receipt Agent may prescribe, such transfer will be duly recorded on such register of transfers by the Subscription Receipt Agent. Notwithstanding the foregoing, the Corporation will be entitled, and may direct the Subscription Receipt Agent, to refuse to record any transfer of any Subscription Receipt on such register if such transfer would constitute a violation of the securities laws of any jurisdiction.

The holding of this Subscription Receipt Certificate will not constitute the holder a shareholder of the Corporation or entitle such holder to any right or interest in respect thereof except as otherwise provided in the Subscription Receipt Indenture.

This Subscription Receipt Certificate will not be valid for any purpose until it has been certified by or on behalf of the Subscription Receipt Agent for the time being under the Subscription Receipt Indenture.

Time is of the essence hereof.

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The Subscription Receipt Certificate will be construed and enforced in accordance with the laws prevailing in the Province of Ontario and the federal laws of Canada applicable therein and will be treated in all respects as an Ontario contract.

IN WITNESS WHEREOF THE CORPORATION has caused this Subscription Receipt Certificate to be signed by its officers or other individuals duly authorized in that behalf as of February 22, 2006.

U.S. GOLD CORPORATION

By:

This Subscription Receipt Certificate is one of the Subscription Receipt Certificates referred to in the Subscription Receipt Indenture.

EQUITY TRANSFER SERVICES INC.

By:

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FORM OF TRANSFER

Equity Transfer Services Inc.
Suite 420, 120 Adelaide Street West
Toronto, Ontario, M5H 4C3

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to                                                                                                                                                                                                                                                                                                                            (print name and address) the Subscription Receipts represented by this Subscription Receipt Certificate and hereby appoints the Secretary of the Corporation as its attorney with full power of substitution to transfer the Subscription Receipts on the appropriate register of the Subscription Receipt Agent.

DATED this           day of                                     , 200    .

)
)
	)	Signature of Transferor
)
)
Signature Guaranteed	)	Name of Transferor
)

CERTAIN REQUIREMENTS RELATING TO TRANSFERS

1.                                    In the case of any transfer of Subscription Receipts to a Person resident in, or otherwise subject to the securities laws of, any province or territory of Canada, either the transferee must be an “accredited investor” within the meaning of such applicable securities laws in Canada or the transfer must otherwise be exempt from the prospectus and registration requirements of applicable securities laws in Canada.

2.                                    The Subscription Receipt Indenture contains certain other requirements relating to the transfer of Subscription Receipts, if the Registration Statement has not been declared effective.

3.                                    The signature of the transferor must correspond in every particular with the surname and the first name(s) or initials shown on the face of this certificate and the endorsement must be signature guaranteed, in either case, by a Canadian chartered bank, a major trust company in Canada, a firm which is a member of a recognized stock exchange in Canada, a national securities exchange in the United States, or the National Association of Securities dealers or a member of a recognized securities transfer agents medallion program (STAMP). The stamp affixed thereon by the guarantor must bear the actual words “signature guarantee”, or “signature medallion guaranteed” and otherwise be in accordance with industry standards.

SCHEDULE B TO THE SUBSCRIPTION RECEIPT INDENTURE DATED AS OF
FEBRUARY 22, 2006 BETWEEN U.S. GOLD CORPORATION,
GMP SECURITIES L.P. AND EQUITY TRANSFER SERVICES INC.

TO:                                                                            EQUITY TRANSFER SERVICES INC.

AND TO:                                             GMP SECURITIES L.P.

RELEASE NOTICE

Reference is made to the subscription receipt indenture dated as of February 22, 2006 (the “Subscription Receipt Indenture”) between U.S. Gold Corporation (the “Corporation”), GMP Securities L.P. and Equity Transfer Services Inc. Unless otherwise defined herein, words and terms with the initial letter or letters thereof capitalized shall have the meanings given to such words and terms in the Subscription Receipt Indenture.

The Corporation by its President and CEO represents, warrants and confirms on behalf of the Corporation and not in a personal capacity that each of the Release Conditions have been satisfied or waived by the Agent, and, accordingly:

(a)                                  in accordance with section 2.02 of the Subscription Receipt Indenture, Subscription Receipts shall entitle the holders thereof to receive, upon conversion thereof in accordance with the provisions of the Subscription Receipt Indenture, Common Share and Warrants, which the Subscription Receipt Agent is hereby authorized and directed to issue in accordance with the terms of the Subscription Receipt Indenture; and

(b)                                 in accordance with article six of the Subscription Receipt Indenture, the Subscription Receipt Agent is hereby authorized and directed to:

(i)                                  release $<> of the Escrowed Proceeds (and interest earned thereon) to the Agent by means of a bank draft or certified cheque payable to “GMP Securities L.P.”

(ii)                               retain $<> of the Escrowed Proceeds

(iii)                            release the balance of the Proceeds together with all interest earned on the Escrowed Proceeds to the Corporation by means of
                                                                                                                                                                           .

This Release  Notice, which may be signed in counterparts and delivered by facsimile, is irrevocable and shall constitute your good and sufficient authority for taking the actions described herein.

DATED as of this            day of                          , 200    .

U.S. GOLD CORPORATION

By:

Acknowledged as of the                   day of                     , 200    .

GMP SECURITIES L.P.

By:

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